DIRECTOR LIFE
MODIFIED SINGLE PREMIUM
VARIABLE LIFE INSURANCE POLICIES
HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
P.O. BOX 2999
HARTFORD, CONNECTICUT 06104-2999
TELEPHONE: 1-800-231-5453                                     [LOGO]

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This Prospectus describes information you should know before you purchase Director Life. Please read it carefully.

Director Life is a modified single premium variable life insurance policy. It is:

x Modified single premium, because you make one single premium payment, and under certain limited circumstances, you may make additional premium payments.

x Variable, because the value of your life insurance policy will fluctuate with the performance of the underlying funds.
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At purchase, you allocate your payments to "Sub-Accounts" or subdivisions of our Separate Account, an account that keeps your life insurance policy assets separate from our company assets. These Sub-Accounts then purchase shares of mutual funds set up exclusively for variable annuity or variable life insurance products. These funds are not the same mutual funds that you buy through your stockbroker or through a retail mutual fund. They may have similar investment strategies and the same portfolio managers as retail mutual funds. This life insurance policy offers you funds with investment strategies ranging from conservative to aggressive and you may pick those funds that meet your investment style.

The following Sub-Accounts are available under the Policy:


                         SUB-ACCOUNT                                         PURCHASES SHARES OF:
  Hartford Advisers Fund Sub-Account                          Class IA of Hartford Advisers HLS Fund, Inc.
  Hartford Bond Fund Sub-Account                              Class IA of Hartford Bond HLS Fund, Inc.
  Hartford Capital Appreciation Fund Sub-Account              Class IA of Hartford Capital Appreciation HLS
                                                              Fund, Inc.
  Hartford Dividend and Growth Fund Sub-Account               Class IA of Hartford Dividend and Growth HLS
                                                              Fund, Inc.
  Hartford Global Health Fund Sub-Account                     Class IA of Hartford Global Health HLS Fund of
                                                              Hartford Series Fund, Inc.
  Hartford Global Leaders Fund Sub-Account                    Class IA of Hartford Global Leaders HLS Fund of
                                                              Hartford Series Fund, Inc.
  Hartford Global Technology Fund Sub-Account                 Class IA of Hartford Global Technology HLS Fund of
                                                              Hartford Series Fund, Inc.
  Hartford Growth and Income Fund Sub-Account                 Class IA of Hartford Growth and Income HLS Fund of
                                                              Hartford Series Fund, Inc.
  Hartford High Yield Fund Sub-Account                        Class IA of Hartford High Yield HLS Fund of
                                                              Hartford Series Fund, Inc.
  Hartford Index Fund Sub-Account                             Class IA of Hartford Index HLS Fund, Inc.
  Hartford International Advisers Fund Sub-Account            Class IA of Hartford International Advisers HLS
                                                              Fund, Inc.
  Hartford International Opportunities Fund Sub-Account       Class IA of Hartford International Opportunities
                                                              HLS Fund, Inc.
  Hartford MidCap Fund Sub-Account                            Class IA of Hartford MidCap HLS Fund, Inc.
  Hartford Money Market Fund Sub-Account                      Class IA of Hartford Money Market HLS Fund, Inc.
  Hartford Mortgage Securities Fund Sub-Account               Class IA of Hartford Mortgage Securities HLS
                                                              Fund, Inc.
  Hartford Small Company Fund Sub-Account                     Class IA of Hartford Small Company HLS Fund, Inc.
  Hartford Stock Fund Sub-Account                             Class IA of Hartford Stock HLS Fund, Inc.

If you decide to buy this life insurance policy, you should keep this prospectus for your records. Although we file the Prospectus with the Securities and Exchange Commission, the Commission doesn't approve or disapprove these securities or determine if the information is truthful or complete. Anyone who represents that the Securities and Exchange Commission ("SEC") does these things may be guilty of a criminal offense.

You can call us at 1-800-231-5453 to ask us questions. The Statement of Additional Information contains more information about this life insurance policy and, like this prospectus, is filed with the Securities and Exchange Commission.

We file other information with the Securities and Exchange Commission. You may read and copy any document we file at the SEC's public reference room in Washington, DC 20549-6009. Please call the SEC at 1-800-SEC-0330 for further information. Our SEC filings, including this prospectus, are also available to the public at the SEC's website at (HTTP://WWW.SEC.GOV).

This life insurance policy IS NOT:

 -  a bank deposit or obligation

 -  federally insured

 -  endorsed by any bank or governmental agency

 -  available for sale in all states
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PROSPECTUS DATED: MAY 1, 2000

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    3
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TABLE OF CONTENTS

                                                                PAGE
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SUMMARY OF BENEFITS AND RISKS                                     4
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FEE TABLE                                                         5
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ABOUT US                                                          8
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  Hartford Life and Annuity Insurance Company                     8
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  Separate Account Five                                           8
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  The Funds                                                       8
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CHARGES AND DEDUCTIONS                                           10
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YOUR POLICY                                                      11
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PREMIUMS                                                         13
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DEATH BENEFITS AND POLICY VALUES                                 14
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MAKING WITHDRAWALS FROM YOUR POLICY                              15
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LOANS                                                            16
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LAPSE AND REINSTATEMENT                                          17
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FEDERAL TAX CONSIDERATIONS                                       17
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LEGAL PROCEEDINGS                                                20
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OTHER MATTERS                                                    20
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GLOSSARY OF SPECIAL TERMS                                        21
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4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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SUMMARY OF BENEFITS AND RISKS

BENEFITS OF YOUR POLICY

FLEXIBILITY -- The policy is designed to be flexible to meet your specific life insurance needs. You have the flexibility to choose your premium payment, settlement options and investment options.

RIGHT TO EXAMINE -- For a limited time, usually 10 days after you receive your life insurance policy, you may cancel it without paying a surrender charge. A longer period may be provided in certain states.

CASH VALUES -- Your policy has a cash value. The value of your policy will fluctuate with the performance of the underlying funds.

DEATH BENEFIT -- You designate a beneficiary who will receive the Death Benefit if you die while the policy is in force. The policy pays a minimum Death Benefit, called the "Face Amount." The actual Death Benefit may be larger than the Face Amount if the underlying funds of the policy perform well.

INVESTMENT OPTIONS -- Your policy offers a choice of investment options. You may transfer money among your investment options, subject to the restrictions described in this prospectus and the funds' prospectuses.

SURRENDERS -- At any time, you may surrender all or part of your policy. Each year you may surrender the greater of up to 10% of your premium payments or 100% of your Account Value minus premiums paid without being charged a surrender charge. (See "Risks of Your Policy," below.)

LOANS -- You can take a loan on the policy. Your policy provides for two types of cash loans. Your policy secures the loans. Loans may not exceed 90% of the policy's cash value.

SETTLEMENT OPTIONS -- You may choose to receive surrender or death benefit proceeds over a period of time by using one of our settlement options.

WHAT DOES YOUR PREMIUM PAYMENT PAY FOR?

Your premium payment pays for insurance coverage, it acts as an investment in the Sub-Accounts, and it pays for sales charges, premium taxes and administrative fees.

RISKS OF YOUR POLICY

INVESTMENT PERFORMANCE -- The value of your policy will fluctuate with the performance of its underlying funds. Your investment options may decline in value, or they may not perform to your expectations. Your policy values in the Sub-Accounts are not guaranteed.

UNSUITABLE FOR SHORT-TERM SAVINGS -- The policy is designed for long-term financial planning. You should not purchase the policy if you will need your premium payment in a short time.

RISK OF LAPSE -- Your policy could terminate if the value of the policy becomes so low that it cannot support the policy's monthly charges and fees. If this occurs, we will notify you in writing. You will then have a 61-day grace period to pay additional amounts to prevent the policy from terminating.

LOANS -- Taking a loan from your policy may increase the risk that your policy will terminate, may have a permanent effect on the policy's Account Value, and may reduce the death benefit proceeds.

SURRENDER AND PARTIAL SURRENDERS -- You may have to pay tax on the money you take out and, if you take money out before you are 59 1/2 you may have to pay a federal income tax penalty.

TRANSFER LIMITATIONS -- We reserve the right to limit the size of transfers and to limit the number and frequency of transfers among your investment options.

ADVERSE TAX CONSEQUENCES -- Under current tax law, your Beneficiaries will receive the Death Benefit free of federal income tax. However, you may be required to pay federal income tax if you receive any loans, surrenders or other amounts from the policy, and you may also be subject to a 10% federal income penalty tax if you take money out prior to age 59 1/2.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    5
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FEE TABLE

The following tables describes the MAXIMUM fees and expenses that you will pay when buying, owning, and surrendering the policy. The first table describes the maximum fees and expenses that you will pay at the time that you surrender the policy.

SURRENDER FEES

        CHARGE                WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
Surrender Charges       When you fully or partially          A percentage of the amount
                        surrender your policy.               surrendered, not to exceed the
                                                             premium payments, depending on the
                                                             Policy Year, in which the premium
                                                             payment was made.
                                                             The percentage is as follows:
                                                             Policy Year          Percentage
                                                                  1                  7.5%
                                                                  2                  7.5%
                                                                  3                  7.5%
                                                                  4                    6%
                                                                  5                    6%
                                                                  6                    4%
                                                                  7                    4%
                                                                  8                    2%
                                                                  9                    2%
                                                                  10+                 0%
Unamortized Tax Charge  Upon surrender or partial surrender  A percentage of the Account Value
                        of the policy.                       depending on the Policy Year the
                                                             surrender takes place.
                                                             The percentage is as follows:
                                                             Policy Year          Percentage
                                                                  1                 2.25%
                                                                  2                 2.00%
                                                                  3                 1.75%
                                                                  4                 1.50%
                                                                  5                 1.25%
                                                                  6                 1.00%
                                                                  7                 0.75%
                                                                  8                 0.50%
                                                                  9                 0.25%
                                                                  10+              0.00%


        CHARGE          POLICIES FROM WHICH CHARGE IS DEDUCTED
Surrender Charges       All, if the surrender is subject to a
                        charge.
Unamortized Tax Charge                   All

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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The next table describes the MAXIMUM fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.

ANNUAL CHARGES OTHER THAN FUND OPERATING EXPENSES

        CHARGE                WHEN CHARGE IS DEDUCTED                  AMOUNT DEDUCTED
Cost of Insurance       Monthly.                             Individualized depending on age,
Charges                                                      sex and other factors.
Mortality and Expense   Monthly.                             .90% (annualized) of Sub-Account
Risk Charge                                                  Value
Tax Expense Charge      Monthly.                             .40% (annualized) of Account Value
                                                             for Policy Years 1-10
Annual Maintenance Fee  On Policy Anniversary Date or upon   $30.00
                        surrender of the policy.
Administrative Charge   Monthly.                             .25% (annualized) of Sub-Account
                                                             Value


        CHARGE          POLICIES FROM WHICH CHARGE IS DEDUCTED
Cost of Insurance                        All
Charges
Mortality and Expense                    All
Risk Charge
Tax Expense Charge                       All
Annual Maintenance Fee  Only policies with an Account Value of less than $50,000 on the Policy
                        Anniversary Date or date of surrender.
Administrative Charge                    All

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    7
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The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the policy. More detail concerning each Fund's fees and expenses is contained in the prospectus for each Fund.

ANNUAL FUND OPERATING EXPENSES
AS OF THE FUND'S YEAR END
(As a percentage of net assets)

                                                                                       OTHER              TOTAL FUND
                                                                                     EXPENSES         OPERATING EXPENSES
                                                            MANAGEMENT FEES       (INCLUDING ANY    (INCLUDING ANY WAIVERS
                                                        (INCLUDING ANY WAIVERS)   REIMBURSEMENTS)   AND ANY REIMBURSEMENTS)
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Hartford Advisers HLS Fund                                     0.63%                  0.02%                 0.65%
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Hartford Bond HLS Fund                                         0.49%                  0.03%                 0.52%
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Hartford Capital Appreciation HLS Fund                         0.64%                  0.02%                 0.66%
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Hartford Dividend and Growth HLS Fund                          0.65%                  0.03%                 0.68%
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Hartford Global Health HLS Fund (1)                            0.85%                  0.25%                 1.10%
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Hartford Global Leaders HLS Fund                               0.74%                  0.12%                 0.86%
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Hartford Global Technology HLS Fund (1)                        0.85%                  0.25%                 1.10%
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Hartford Growth and Income HLS Fund                            0.78%                  0.04%                 0.82%
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Hartford High Yield HLS Fund                                   0.66%                  0.06%                 0.72%
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Hartford Index HLS Fund                                        0.40%                  0.03%                 0.43%
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Hartford International Advisers HLS Fund                       0.76%                  0.09%                 0.85%
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Hartford International Opportunities HLS Fund                  0.69%                  0.09%                 0.78%
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Hartford MidCap HLS Fund                                       0.76%                  0.03%                 0.79%
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Hartford Money Market HLS Fund                                 0.45%                  0.02%                 0.47%
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Hartford Mortgage Securities HLS Fund                          0.45%                  0.03%                 0.48%
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Hartford Small Company HLS Fund                                0.75%                  0.03%                 0.78%
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Hartford Stock HLS Fund                                        0.46%                  0.02%                 0.48%
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(1) Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund are new Funds. "Total Fund Operating Expenses" are based on annualized estimates of such expenses to be incurred during the current fiscal year.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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ABOUT US

HARTFORD LIFE AND ANNUITY INSURANCE
COMPANY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.

                               HARTFORD'S RATINGS

                        EFFECTIVE DATE
    RATING AGENCY         OF RATING       RATING          BASIS OF RATING
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 A.M. Best and
 Company, Inc.              1/1/99          A+      Financial performance
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 Standard & Poor's          8/1/99         AA       Insurer financial strength
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 Duff & Phelps              7/1/99         AA+      Claims paying ability
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SEPARATE ACCOUNT FIVE

The Sub-Accounts are subdivisions of our separate account, called Separate Account Five. The Separate Account was established to keep your life insurance policy assets separate from our company assets. The investment performance of the Separate Account is independent from the investment performance of Hartford's other assets. Hartford's other assets are utilized to pay our insurance obligations under the policy. Your assets in the Separate Account are held exclusively for your benefit and the benefit of other policy owners and may not be used for any other liability of Hartford. Separate Account Five was established on August 17, 1994 under the laws of Connecticut.

THE FUNDS

Hartford HLS Funds are sponsored and administered by Hartford Life Insurance Company. HL Investment Advisors, LLC ("HL Advisors") serves as the investment adviser to each of the Hartford HLS Funds. Wellington Management Company, LLP ("Wellington Management") and Hartford Investment Management Company ("HIMCO") serve as sub-investment advisors and provide day to day investment services.

Each Hartford HLS Fund, except for Hartford Global Health HLS Fund, Hartford Global Leaders HLS Fund, Hartford Global Technology HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund, is a separate Maryland corporation registered with the Securities and Exchange Commission as an open-end management investment company. Hartford Global Leaders HLS Fund, Hartford Growth and Income HLS Fund and Hartford High Yield HLS Fund are diversified series of Hartford Series Fund, Inc., a Maryland corporation, also registered with the Securities and Exchange Commission as an open-end management investment company. Hartford Global Health HLS Fund and Hartford Global Technology HLS Fund are non-diversified series of Hartford Series Fund, Inc. The shares of each Fund have been divided into Class IA and Class IB. Only Class IA shares are available in this product.

We do not guarantee the investment results of any of the underlying Funds. Since each underlying Fund has different investment objectives, each is subject to different risks. These risks and the Funds' expenses are more fully described in the accompanying Funds' prospectus and Statement of Additional Information. The Funds' prospectus should be read in conjunction with this Prospectus before investing.

The Funds may not be available in all states.

The investment goals of each of the Funds are as follows:

HARTFORD ADVISERS HLS FUND -- Seeks maximum long-term total rate of return by investing in common stocks and other equity securities, bonds and other debt securities, and money market instruments. Sub-advised by Wellington Management.

HARTFORD BOND HLS FUND -- Seeks maximum current income consistent with preservation of capital by investing primarily in investment grade fixed-income securities. Up to 20% of the total assets of this Fund may be invested in debt securities rated in the highest category below investment grade ("Ba" by Moody's Investor Services, Inc. or "BB" by Standard & Poor's) or, if unrated, are determined to be of comparable quality by the Fund's investment adviser. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford Bond HLS Fund, Inc." Sub-advised by HIMCO.

HARTFORD CAPITAL APPRECIATION HLS FUND -- Seeks growth of capital by investing in equity securities selected solely on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD DIVIDEND AND GROWTH HLS FUND -- Seeks a high level of current income consistent with growth of capital by investing primarily in dividend paying equity securities. Sub-advised by Wellington Management.

HARTFORD GLOBAL HEALTH HLS FUND -- Seeks long-term capital appreciation by investing in equity securities of health care companies worldwide. Sub-advised by Wellington Management.

HARTFORD GLOBAL LEADERS HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by high quality growth companies worldwide that, in the opinion of Wellington Management, are leaders within their respective industries as indicated by an established market presence and

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                    9
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strong competitive position on a global, regional or country basis. Sub-advised by Wellington Management.

HARTFORD GLOBAL TECHNOLOGY HLS FUND -- Seeks long-term capital appreciation by investing in equity securities technology companies worldwide. Sub-advised by Wellington Management.

HARTFORD GROWTH AND INCOME HLS FUND -- Seeks growth of capital and current income by investing primarily in equity securities with earnings growth potential and steady or rising dividends. Sub-advised by Wellington Management.

HARTFORD HIGH YIELD HLS FUND -- Seeks high current income by investing in non-investment grade fixed-income securities. Growth of capital is a secondary objective. Securities rated below investment grade are commonly referred to as "high yield-high risk securities" or "junk bonds." For more information concerning the risks associated with investing in such securities, please refer to the section in the accompanying prospectus for the Funds entitled "Hartford High Yield HLS Fund." Sub-advised by HIMCO.

HARTFORD INDEX HLS FUND -- Seeks to provide investment results that approximate the price and yield performance of publicly traded common stocks in the aggregate, as represented by the Standard & Poor's 500 Composite Stock Price Index.* Sub-advised by HIMCO.

HARTFORD INTERNATIONAL ADVISERS HLS FUND -- Seeks maximum long-term total return by investing in a portfolio of equity, debt and money market securities. Securities in which the Fund invests primarily will be denominated in non-U.S. currencies and will be traded in non-U.S. markets. Sub-advised by Wellington Management.

HARTFORD INTERNATIONAL OPPORTUNITIES HLS FUND -- Seeks growth of capital by investing primarily in equity securities issued by non-U.S. companies. Sub-advised by Wellington Management.

HARTFORD MIDCAP HLS FUND -- Seeks to achieve long-term capital growth through capital appreciation by investing primarily in equity securities of companies with market capitalizations within the range represented by the Standard & Poor's MidCap 400 Index. Sub-advised by Wellington Management.

HARTFORD MONEY MARKET HLS FUND -- Seeks maximum current income consistent with liquidity and preservation of capital. Sub-advised by HIMCO.

HARTFORD MORTGAGE SECURITIES HLS FUND -- Seeks maximum current income consistent with safety of principal and maintenance of liquidity by investing primarily in mortgage-related securities. Sub-advised by HIMCO.

HARTFORD SMALL COMPANY HLS FUND -- Seeks growth of capital by investing primarily in equity securities within the range represented by the Russell 2000 Index selected on the basis of potential for capital appreciation. Sub-advised by Wellington Management.

HARTFORD STOCK HLS FUND -- Seeks long-term growth by investing primarily in equity securities. Sub-advised by Wellington Management.

MIXED AND SHARED FUNDING -- Shares of the Funds may be sold to our other separate accounts and our insurance company affiliates or other unaffiliated insurance companies to serve as the underlying investment for both variable annuity contracts and variable life insurance policies, a practice known as "mixed and shared funding." As a result, there is a possibility that a material conflict may arise between the interests of policy owners, owners of other policies or owners of variable annuity contracts with values allocated to one or more of these other separate accounts investing in any one of the Funds. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund from the Separate Account or replacing the Fund with another underlying fund. There are certain risks associated with mixed and shared funding, as disclosed in the Funds' prospectus.

VOTING RIGHTS -- We are the legal owners of all Fund shares held in the Separate Account and we have the right to vote at the Fund's shareholder meetings. To the extent required by federal securities laws or regulations, we will:

- Notify you of any Fund shareholders' meeting if the shares held for your policy may be voted.

- Send proxy materials and a form of instructions that you can use to tell us how to vote the Fund shares held for your policy.

- Arrange for the handling and tallying of proxies received from policy owners.

- Vote all Fund shares attributable to your policy according to instructions received from you, and

- Vote all Fund shares for which no voting instructions are received in the same proportion as shares for which instructions have been received.

If any federal securities laws or regulations, or their present interpretation, change to permit us to vote Fund shares on our own, we may decide to do so. You may attend any Shareholder Meeting at which shares held for your policy may be voted. After we begin to make annuity payouts to you, the number of votes you have will decrease.

ADMINISTRATIVE SERVICES -- Hartford has entered into agreements with the investment advisers or distributors of many of the Funds. Under the terms of these agreements, Hartford provides administrative services and the Funds pay a fee to Hartford that is usually based on an annual percentage of the average daily net assets of the Funds. These agreements may be different for each Fund or each Fund family.

* "STANDARD & POOR'S," "S&P-REGISTERED TRADEMARK-," "S&P 500-REGISTERED TRADEMARK-," "STANDARD & POOR'S 500," AND "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC. AND HAVE BEEN LICENSED FOR USE BY HARTFORD. THE INDEX FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY STANDARD & POOR'S AND STANDARD & POOR'S MAKES NO REPRESENTATION REGARDING THE ADVISABILITY OF INVESTING IN THE INDEX FUND.

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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CHARGES AND DEDUCTIONS

The deductions or charges associated with this policy are subtracted, depending on the type of deduction or charge, from premium payments as they are made, upon surrender or partial surrender of the policy, on the Policy Anniversary Date or on a monthly pro rated basis from each Sub-Account ("Deduction Amount").

Deductions are taken from premium payments before allocations to the Sub-Accounts are made.

Deduction Amounts are subtracted on the Policy Date and on each Monthly Activity Date after the Policy Date to cover charges and expenses incurred in connection with a policy.

Each Deduction Amount will be subtracted pro rata from each Sub-Account so that the proportion of Account Value of the policy attributable to each Sub-Account remains the same before and after the deduction. The Deduction Amount will vary from month to month. If the Cash Surrender Value is not sufficient to cover a Deduction Amount due on any Monthly Activity Date, the policy may lapse. See "Lapse and Reinstatement".

The deductions and charges associated with your policy are listed below.

COST OF INSURANCE CHARGE -- The cost of insurance charge covers Hartford's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the tenth Policy Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. The guaranteed cost of insurance charge is a guaranteed maximum monthly rate, multiplied by the Coverage Amount on the Policy Date or any Monthly Activity Date. A table of guaranteed maximum cost of insurance rates per $1,000 will be included in each Policy; however, Hartford reserves the right to use rates less than those shown in the Table. For standard risks, the guaranteed maximum cost of insurance rate is 100% of the 1980 Commissioner's Standard Ordinary Unismoker, Sex Distinct Age Last Birthday Mortality Table (1980 CSO Table). Substandard risks will be assessed a higher guaranteed maximum cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO Table. The multiple will be based on the insured's substandard rating. Unisex rates may be required in some states.

Your Coverage Amount is first set on the date we issue your policy and then on each Monthly Activity Date. The Coverage Amount is the Death Benefit minus the Account Value. There is a Minimum Coverage Amount. It is a stated percentage of the Account Value of the policy determined on each Monthly Activity Date. The percentages vary according to the attained age of the Insured.

EXAMPLE:

Face Amount = $100,000
Account Value on the Monthly Activity Date = $30,000
Insured's attained age = 40
Minimum Coverage Amount percentage for age 40 = 150%

On the Monthly Activity Date, the Coverage Amount is $70,000. This is calculated by subtracting the Account Value on the Monthly Activity Date ($30,000) from the Face Amount ($100,000), subject to a possible Minimum Coverage Amount adjustment. This Minimum Coverage Amount is determined by taking a percentage of the Account Value on the Monthly Activity Date. In this case, the Minimum Coverage Amount is $45,000 (150% of $30,000). Since $45,000 is less than the Face Amount less the Account Value ($70,000), no adjustment is necessary. Therefore, the Coverage Amount will be $70,000.

Assume that the Account Value in the above example was $50,000. The Minimum Coverage Amount would be $75,000 (150% of $50,000). Since this is greater than the Face Amount less the Account Value ($50,000), the Coverage Amount for the Policy Month is $75,000. (For an explanation of the Death Benefit, see "Death Benefit and Policy Values".)

Because the Account Value and, as a result, the Coverage Amount under a policy may vary from month to month, the cost of insurance charge may also vary on each Monthly Activity Date.

MORTALITY AND EXPENSE RISK CHARGE -- For assuming mortality and expense risks under the policy, we deduct monthly from Sub-Account Value a charge equal to an annual rate of 0.90%. The mortality and expense risk charge is broken into charges for mortality risks and for expense risks:

MORTALITY RISK -- The mortality risk we assume is that the cost of insurance charges specified in the policy will be insufficient to pay claims. We also assume a risk that the Death Proceeds will exceed: (1) the Coverage Amount on the date of death; and (2) your policy's Account Value on the date we receive written notice of death.

EXPENSE RISK -- The expense risk we assume is that expenses we incur in issuing and administering your policy will exceed the administrative charges.

We may profit from the mortality and expense risk charge and may use any profits for any proper purpose, including any difference between the cost we incur in distributing the policies and the proceeds of the Surrender Charge. The mortality and expense risk charge is deducted while the policy is in force, including the duration of a settlement option.

TAX EXPENSE CHARGE -- During the first ten years of your policy, we deduct a monthly charge equal to an annual rate of 0.40% from your Account Value. This tax expense charge compensates us for certain expenses including:

- Premium taxes imposed by various states and local jurisdictions.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   11
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A premium tax deduction of 0.25% of the Account Value is deducted over ten Policy Years and approximates our average expenses for state and local premium taxes. Premium taxes vary, ranging from zero to more than 4.0%. The premium tax deduction is made whether or not any premium tax applies. The deduction may be higher or lower than the premium tax imposed. However, we do not expect to make a profit from this deduction.

- The cost of the capitalization of certain policy acquisition expenses under
  Section 848 of the Internal Revenue Code.

During your first ten Policy Years, we deduct a charge of 0.15% of Account Value. This charge helps reimburse us for the approximate expenses we incur from federal taxes we pay under Section 848 of the Internal Revenue Code.

UNAMORTIZED TAX CHARGE -- During the first nine Policy Years, an Unamortized Tax charge is imposed on surrender or partial surrenders. The Unamortized Tax charge is shown below, as a percentage of amount surrendered, during each Policy Year:

POLICY YEAR    RATE
-------------------------
 1            2.25%
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 2            2.00%
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 3            1.75%
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 4            1.50%
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 5            1.25%
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 6            1.00%
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 7            0.75%
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 8            0.50%
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 9            0.25%
-------------------------
 10+          0.00%
-------------------------

After the ninth Policy Year, no Unamortized Tax charge will be imposed.

ANNUAL MAINTENANCE FEE -- The annual maintenance fee is a flat fee that is deducted from your Account Value to reimburse us for expenses relating to the maintenance of the policy. The annual $30 charge is deducted on a Policy Anniversary or when the policy is fully surrendered if the Account Value at either of those times is less than $50,000. We reserve the right to waive the annual maintenance fee under other conditions.

ADMINISTRATIVE CHARGE -- We will deduct a monthly administrative charge from Sub-Account Value equal to an annual rate of 0.25%. This charge compensates us for expenses incurred in the administration of the Separate Account and the policy.

SURRENDER CHARGE -- We may charge you a Surrender Charge when you surrender amounts invested in your policy. We assess a Surrender Charge on amounts surrendered in any Policy Year that exceed the greater of 10% of the premiums you have paid into your policy or 100% of your Account Value minus premiums paid. If the amount you paid has been in your policy:

x  For Policy Years 1, 2 and 3, the charge is 7.5%.

x  For Policy Years 4 and 5, the charge is 6%.

x  For Policy Years 6 and 7, the charge is 4%.

x  For Policy Years 8 and 9, the charge is 2%.

x  For Policy Years 10 and beyond, the charge is 0%.

In determining the Surrender Charge, any surrender or partial surrender during the first ten Policy Years will first come from premiums paid and then from earnings. If an amount equal to all premiums paid has been withdrawn, no Surrender Charge will be assessed on the remaining Account Value.

The Surrender Charge is imposed to cover a portion of the sales expense incurred by us in distributing the Policies. This expense includes commissions, advertising and the printing of prospectuses.

CHARGES AGAINST THE FUNDS -- The Separate Account purchases shares of the Funds at net asset value. The net asset value of the Fund shares reflects investment advisory fees and administrative expenses already deducted from the assets of the Funds. These charges are described in the Funds' prospectuses accompanying this Prospectus.

YOUR POLICY
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POLICY RIGHTS

POLICY OWNER, OR "YOU" -- As long as your policy is in force, you may exercise all rights under the policy while the Insured is alive and a beneficiary has not been irrevocably named.

BENEFICIARY -- You name the beneficiary in the application for the policy. You may change the beneficiary (unless irrevocably named) during the Insured's lifetime by written request to us. If no beneficiary is living when the Insured dies, the Death Proceeds will be paid to the policy owner if living; otherwise to the policy owner's estate.

ASSIGNMENT -- You may assign your policy as collateral for a loan or other obligation. Until you notify us in writing, we are not responsible for any payment made or action taken. We are not responsible for the validity of any assignment.

STATEMENTS TO POLICY OWNERS -- We will send you a statement at least once each year, showing:

- the current Account Value, Cash Surrender Value and Face Amount;

- the premiums paid, monthly deduction amounts and any loans since your last statement;

- the amount of any Indebtedness;

- any notifications required by the provisions of your policy; and

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- any other information required by the Insurance Department of the state where your policy was delivered.

LIMIT ON RIGHT TO CONTEST -- During the Insured's lifetime, we may not contest the validity of the policy after it has been in force for two years from the date we issue the policy. If the policy is reinstated, the two-year period is measured from the date of reinstatement. Any increase in the Coverage Amount as a result of a premium payment is contestable for two years from its effective date. In addition, if the Insured commits suicide within two years from the date we issue the policy, or such period as specified in state law, the benefit payable will be limited to the Account Value minus any Indebtedness.

MISSTATEMENT AS TO AGE AND SEX -- If the age or sex of the Insured is incorrectly stated, the Death Benefit will be appropriately adjusted as specified in the policy.

POLICY LIMITATIONS

DIVIDENDS -- No dividends will be paid under the policy.

TRANSFERS OF ACCOUNT VALUE -- While the policy remains in force, and subject to our transfer rules then in effect, you may request that part or all of the Account Value of a particular Sub-Account be transferred to other Sub-Accounts. We reserve the right to restrict the number of these transfers to no more than 12 per Policy Year, with no two transfers being made on consecutive Valuation Days. However, there are no restrictions on the number of transfers at the present time.

Transfers may be made by written request or by calling us toll free 1-800-231-5453. Transfers by telephone may be made by the agent of record or by an attorney-in-fact pursuant to a power of attorney. Telephone transfers may not be permitted in some states. Hartford, its agents or affiliates will not be responsible for losses resulting from acting upon telephone requests reasonably believed to be genuine. We will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The procedures we follow for transactions initiated by telephone include requirements that callers provide certain information for identification purposes. All transfer instructions received by telephone are tape-recorded. We will send you a confirmation of the transfer within five days from the date of any transfer.

It is your responsibility to verify the accuracy of all confirmations and to promptly advise us of any inaccuracies within 30 days of receipt.

CHANGES TO POLICY OR SEPARATE ACCOUNT

SUBSTITUTIONS, ADDITIONS, OR DELETIONS OF FUNDS -- We reserve the right, subject to any applicable law, to make certain changes to the Funds offered under your policy. We may, in our sole discretion, establish new Funds. New Funds will be will be made available to existing policyholders as we determine appropriate. We may also close one or more Funds to additional payments or transfers from existing Sub-Accounts.

We reserve the right to eliminate the shares of any of the Funds for any reason and to substitute shares of another registered investment company for the shares of any Fund already purchased or to be purchased in the future by the Separate Account. To the extent required by the Investment Company Act of 1940 (the "1940 Act"), substitutions of shares attributable to your interest in a Fund will not be made until we have the approval of the Commission and we have notified you of the change.

In the event of any change, we may, by appropriate endorsement, make any changes in the policy necessary or appropriate to reflect the modification. If we decide that it is in the best interest contracts owners, the Separate Account may be operated as a management company under the 1940 Act or any other form permitted by law, may be de-registered under the 1940 Act in the event such registration is no longer required, or may be combined with one or more other Separate Accounts.

SEPARATE ACCOUNT TAXES -- Currently, there is no charge for federal income taxes that may be attributable to the Separate Account. However, we reserve the right to make such a charge in the future. Charges for other taxes, if any, attributable to the Separate Account may also be made.

OTHER BENEFITS OF YOUR POLICY

LAST SURVIVOR POLICIES -- The Policies are offered on both a single life and a "last survivor" basis. Policies sold on a last survivor basis operate in a manner almost identical to the single life version. The most important difference is that the last survivor policy involves two Insureds and the Death Proceeds are paid on the death of the last surviving Insured. The other significant differences between the last survivor and single life versions are listed below.

- The cost of insurance charges under the last survivor policies are determined in a manner that reflects the anticipated mortality of the two Insureds and the fact that the Death Benefit is not payable until the death of the second Insured. See the last survivor illustrations in "Statement of Additional Information."

- To qualify for simplified underwriting under a last survivor policy, both Insureds must meet the simplified underwriting standards.

- For a last survivor policy to be reinstated, both Insureds must be alive on the date of reinstatement.

- The policy provisions regarding misstatement of age or sex, suicide and incontestability apply to either Insured.

- The younger Insured's attained age is used to calculate the Minimum Death Benefit to ensure that the policy continues to qualify as life insurance.

- Additional tax disclosures applicable to last survivor policies are provided in "Federal Tax Considerations."

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   13
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PREMIUMS

APPLICATION FOR A POLICY -- To purchase a policy you must submit an application to us. A policy will be issued only on the lives of Insureds age 90 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. If your application for a policy is rejected, then your initial premium payment will be returned along with an additional amount for interest, based on the current rate being credited by us. Other than those described in this prospectus, no change in the terms or conditions of a policy will be made without your consent. Generally, the minimum initial premium we accept is $10,000. We may accept less than $10,000 under certain circumstances.

Your policy is effective after we receive all outstanding delivery requirements and receive your initial premium. The date your policy becomes effective is called the Policy Date. This date is the date used to determine all future cyclical transactions on your policy. The Policy Date may be prior to, or the same as, the date your policy is issued ("Issue Date").

If your Coverage Amount is over then current limits established by us, we will not accept your initial premium payment with your application. In other cases where we receive the initial payment with the application, we will provide fixed conditional insurance during underwriting according to the terms of conditional receipt established by us. The fixed conditional insurance will be the insurance applied for, up to a maximum that varies by age. If no fixed conditional insurance was in effect, then on policy delivery we will require a sufficient payment to place the insurance in force.

PREMIUM PAYMENTS -- You pay a single premium and, subject to restrictions, additional premiums. You may choose a minimum initial premium of 80%, 90% or 100% of the Guideline Single Premium (based on the Face Amount).

UNDERWRITING RULES OF YOUR POLICY

- Under current underwriting rules, which are subject to change, if you are between ages 35 and 80, you may be eligible for simplified underwriting without a medical examination if you meet simplified underwriting standards.

- If you are below age 35 or above age 80, or do not meet simplified underwriting eligibility, full underwriting applies, except that substandard underwriting applies only in those cases that represent substandard risks according to customary underwriting guidelines.

Your policy allows for additional premium payments so long as the additional premiums do not cause the policy to fail to meet the definition of a life insurance policy under Section 7702 of the Code. The amount and frequency of additional premium payments will affect the Cash Value and the amount and duration of insurance. We may require evidence of insurability for any additional premiums that increase the Coverage Amount. Premiums, which do not meet the tax qualification guidelines for life insurance under the Internal Revenue Code, will not be applied to your policy.

ALLOCATION OF PREMIUMS -- Within three business days of receipt of your completed application and your initial premium payment at our Home Office, we allocate your entire premium payment to the Money Market Sub-Account.

We will then allocate the Account Value in the Money Market Sub-Account to the Sub-Accounts according to the premium allocations you specify in your policy application. The allocation is made upon the expiration of the right to examine policy period, or the date we receive the final requirement to put the policy in force, whichever is later.

ACCUMULATION UNITS -- The premiums you allocate to the Sub-Accounts are used to purchase Accumulation Units in such Sub-Accounts. We determine the number of Accumulation Units of each Sub-Account by dividing the amount of premium you have allocated to the Sub-Account by the accumulation unit value of that particular Sub-Account.

ACCUMULATION UNIT VALUES -- The accumulation unit value for each Sub-Account varies to reflect the investment experience of the applicable underlying Fund. To determine the current accumulation unit value, we take the prior Valuation Day's accumulation unit value and multiply it by the Net Investment Factor for the Valuation Period then ended.

The Net Investment Factor is used to measure the investment performance of a Sub-Account from one Valuation Day to the next. The Net Investment Factor for each Sub-Account equals:

- The net asset value per share of each Fund held in the Sub-Account at the end of the current Valuation Period; divided by

- The net asset value per share of each Fund held in the Sub-Account at the beginning of the Valuation Period.

You should refer to the Funds' prospectuses accompanying this Prospectus for a description of how the assets of each Fund are valued, since these determinations have a direct bearing on the Accumulation Unit Value of the Sub-Account and therefore the Account Value of a policy.

All valuations in connection with a policy, will be made on the date your request or payment is received by us before the close of the New York Stock Exchange on any Valuation Day at our Home Office. Otherwise a valuation will be made on the next date which is a Valuation Day.

ACCOUNT VALUE -- Each policy has an Account Value. There is no minimum guaranteed Account Value. A policy's Account Value equals the policy's value in all of the Sub-Accounts and any amounts in the Loan Account.

The Account Value of your policy is related to the net asset value of the Funds to which your have allocated your premiums. The Account Value on any Valuation Day is calculated by multiplying

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the number of Accumulation Units by the Accumulation Unit Value and then totaling the results for all the Sub-Accounts. The Account Value of a policy changes on a daily basis and is computed on each Valuation Day. Therefore, your Account Value varies to reflect the investment performance of the underlying Funds, the value of the Loan Account and the monthly Deduction Amounts.

SUSPENSION OF VALUATION, PAYMENTS AND TRANSFERS -- We will suspend all procedures requiring valuation (including transfers, surrenders and loans) when:

- the New York Stock Exchange is closed;

- trading on the New York Stock Exchange is restricted by the SEC;

- the SEC permits and orders postponement; or

- the SEC determines that an emergency exists to restrict valuation.

DEATH BENEFITS AND POLICY VALUES
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DEATH BENEFIT -- While in force, your policy provides for the payment of the Death Proceeds to the beneficiary when the Insured under the policy dies. You must notify us in writing as soon as possible after the death of the Insured. The Death Proceeds payable to the beneficiary equal the Death Benefit less any loans outstanding.

We will pay interest of at least 3 1/2% per year on the Death Proceeds from the date of the Insured's death to the date payment is made or a settlement option is elected. At such times, the proceeds are not subject to the investment experience of the Separate Account.

The Death Benefit equals the greater of:

- the Face Amount; or

- the Account Value multiplied by a specified percentage.

The percentage varies according to the attained age of the Insured and is specified in the policy. Therefore, an increase in Account Value may increase the Death Benefit. However, because the Death Benefit will never be less than the Face Amount, a decrease in Account Value may decrease the Death Benefit but never below the Face Amount. This is illustrated in the following examples:

EXAMPLES:

                                    A          B
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 Face Amount                     $100,000   $100,000
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 Insured's Age:                        40         40
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 Account Value on Date of
 Death:                          $ 46,500   $ 34,000
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 Specified Percentage                250%       250%
--------------------------------------------------------

In Example A, the Death Benefit equals $116,250, i.e., the greater of $100,000 (the Face Amount) or $116,250 (the Account Value at the Date of Death of $46,500, multiplied by the specified percentage of 250%). This amount less any outstanding loans constitutes the Death Proceeds which we would pay to the beneficiary.

In Example B, the death benefit is $100,000, i.e., the greater of $100,000 (the Face Amount) or $85,000 (the Account Value of $34,000, multiplied by the specified percentage of 250%).

DEATH BENEFIT POLICY PROCEEDS -- Proceeds from the Death Benefit left with us remain in the Sub-Accounts to which they were allocated at the time of death, unless the beneficiary elects to reallocate them. Full or partial surrenders may be made at any time.

All or part of the Death Proceeds may be paid in cash or applied under a Settlement Option.

SETTLEMENT OPTIONS -- The surrender proceeds or Death Proceeds under your policy may be paid in a lump sum or may be applied to one of our settlement options. The minimum amount that may be applied under a settlement option is $5,000, unless we consent to a lesser amount. UNDER SETTLEMENT OPTIONS LIFE ANNUITY, LIFE ANNUITY WITH 120, 180, OR 240 MONTHLY PAYMENTS CERTAIN AND JOINT AND LAST SURVIVOR ANNUITY, NO SURRENDER OR PARTIAL SURRENDERS ARE PERMITTED AFTER PAYMENTS START. FULL SURRENDER OR PARTIAL SURRENDERS MAY BE MADE FROM THE INTEREST INCOME SETTLEMENT OPTION, PAYMENTS FOR A DESIGNATED PERIOD SETTLEMENT OPTION OR THE DEATH BENEFIT POLICY PROCEEDS, BUT THEY ARE SUBJECT TO THE SURRENDER CHARGE, IF APPLICABLE. THERE MAY BE ADVERSE TAX CONSEQUENCES FOR PARTIAL SURRENDERS FROM PAYMENTS FOR A DESIGNATED PERIOD SETTLEMENT OPTION. PLEASE CHECK WITH YOUR TAX ADVISOR BEFORE REQUESTING A PARTIAL SURRENDER.

The following settlement options are available under your policy:

OPTION 1 -- INTEREST INCOME

This option offers payments of interest, at the rate we declare, on the amount applied under this settlement option. The interest rate will never be less than 3 1/2% per year.

OPTION 2 -- LIFE ANNUITY

Death Proceeds are used to purchase a variable annuity where we make annuity payments as long as the annuitant is living. When the annuitant dies, we stop making annuity payments. A payee would receive only one annuity payment if the annuitant dies after the first payment, two annuity payments if the annuitant dies after the second payment, and so forth.

OPTION 3 -- LIFE ANNUITY WITH 120, 180 OR 240 MONTHLY PAYMENTS CERTAIN

We make monthly annuity payments during the lifetime of the annuitant but annuity payments are at least guaranteed for a

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   15
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minimum of 120, 180 or 240 months, as you elect. If, at the death of the annuitant, annuity payments have been made for less than the minimum elected number of months, then the beneficiary can either receive the present value (as of the date of the annuitant's death) of the remaining payments in one sum or continue annuity payments for the remaining period certain.

OPTION 4 -- JOINT AND LAST SURVIVOR LIFE ANNUITY

We will make annuity payments as long as the annuitant and joint annuitant are living. When one annuitant dies, we continue to make annuity payments until that second annuitant dies. The annuitant may elect that the payment be less than the payment made during the joint lifetime of the annuitants. When choosing this option, you must decide what will happen to the annuity payments after the first annuitant dies.

Under this option, it is possible for an annuitant and joint annuitant to receive only one payment in the event of the common or simultaneous death of the annuitants prior to the date of the second payment.

OPTION 5 -- PAYMENTS FOR A DESIGNATED PERIOD

We will make annuity payments for the number of years that you select. You can select between 5 years and 30 years. Under this option, you may, at any time, request a full surrender and receive the Cash Surrender Value of your policy.

VARIABLE AND FIXED ANNUITY PAYMENTS -- When the settlement option you select involves an annuity, unless you specify otherwise, the surrender proceeds or Death Proceeds provide a variable annuity. Fixed annuity options are also available.

VARIABLE ANNUITY -- Your policy contains tables indicating the minimum dollar amount of the first monthly payment under a variable annuity for each $1,000 of value of a Sub-Account. Your first monthly payment varies with the annuity option chosen and specific parameters chosen by you. The policy contains variable payment annuity tables derived from the 1983(a) Individual Annuity Mortality Table, with ages set back one year and with an assumed investment rate ("A.I.R.") of 5% per annum. The assumed investment rate is the investment return used to calculate subsequent variable annuity payments.

We determine the total first monthly variable annuity payment by multiplying the Death Proceeds (expressed in thousands of dollars) in a Sub-Account by the amount of the first monthly payment per $1,000 of value obtained from the tables in the policy.

The amount of your first monthly variable annuity payment is divided by the value of an annuity unit for the appropriate Sub-Account no earlier than the close of business on the fifth Valuation Day preceding the day on which the payment is due. This determines the number of annuity units represented by the first payment. This number of annuity units remains fixed during the annuity payment period and in each subsequent month the dollar amount of the variable annuity payment is determined by multiplying this fixed number of annuity units by the current annuity unit value.

Level variable annuity payments would be produced if the investment rate remained constant and equal to the assumed investment rate. Payments will vary up or down as the investment rate varies up or down relative to the assumed investment rate.

FIXED ANNUITY PAYMENTS -- You will receive equal fixed annuity payments throughout the annuity payment period. We determine fixed annuity payment amounts by multiplying the amount applied to the annuity by an annuity rate. The annuity rate is set by us and is not less than the rate specified in the fixed payment annuity tables in your policy.

Hartford will make any other arrangements for income payments as may be agreed on.

BENEFITS AT MATURITY -- If the Insured is living on the "Maturity Date" (the anniversary of the Policy Date on which the Insured is age 100), on surrender of the policy to us, we will pay you the Cash Surrender Value. In such case, the policy will terminate and we will have no further obligations under the policy. The Maturity Date may be extended by rider where approved, but see "Federal Tax Considerations -- Income Taxation of Policy Benefits."

CHARGES AND POLICY VALUES -- Your policy value decreases due to the deduction of policy charges. Policy value may increase or decrease depending on investment performance. Fluctuations in your Account Value may have an effect on your Death Benefit. If your policy lapses, your policy terminates and no Death Benefit will be paid.

MAKING WITHDRAWALS FROM YOUR POLICY
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SURRENDERS -- While your policy is in force, you may, without the consent of the beneficiary (provided the designation of beneficiary is not irrevocable), fully surrender your policy. Upon surrender, you receive the Cash Surrender Value determined as of the day we receive your request or the date requested by you, whichever is later. The Cash Surrender Value equals the Account Value less any Surrender Charges and any Unamortized Tax charge and all Indebtedness. We pay the Cash Surrender Value of the policy within seven days of our receipt of your written request or on the effective surrender date requested by you, whichever is later. Your policy will terminate on the date of our receipt of the written request, or the date you request the surrender to be effective, whichever is later. For a discussion of the tax consequences of surrendering your policy, see "Federal Tax Considerations".

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If you choose to apply the surrender proceeds to a settlement option, the Surrender Charge will not be imposed to the surrender proceeds applied to the option. In other words, the surrender proceeds will equal the Cash Surrender Value without reduction for the Surrender Charge. However, any Unamortized Tax charge, if applicable, will be deducted from the surrender proceeds to be applied. In addition, amounts you withdraw from the Interest Income settlement option, the Payments for a Designated Period settlement option or the Death Benefit Policy Proceeds are subject to any applicable Surrender Charge.

PARTIAL SURRENDERS -- While your policy is in force, you may elect, by written request, to make partial surrenders from the Cash Surrender Value. The Cash Surrender Value, after partial surrender, must at least equal our minimum amount rules then in effect; otherwise, the request will be treated as a request for full surrender. The partial surrenders will be deducted pro rata from each Sub-Account, unless the you instruct otherwise. The Face Amount will be reduced proportionate to the reduction in the Account Value due to the partial surrender. Partial surrenders in excess of the greater of 10% of premiums or 100% of Account Value less premiums paid will be subject to the Surrender Charge and any Unamortized Tax charges. For a discussion of the tax consequences of partial surrenders, see "Federal Tax Considerations".

RIGHT TO EXAMINE -- You have a limited right to return your policy for cancellation. You may deliver or mail the policy to us or to the agent from whom it was purchased any time during your free look period. Your free look period begins on the day you get your policy and ends ten days after you get it (or longer in some states). In such event, the policy will be rescinded and we will pay an amount equal to the greater of the premiums paid for the policy less any Indebtedness or the sum of: i) the Account Value less any Indebtedness, on the date the returned policy is received by us or the agent from whom it was purchased; and, ii)any deductions under the policy or charges associated with the Separate Account. If your policy is replacing another policy, your free look period and the amount paid to you upon the return of your policy vary by state.

RIGHT TO EXCHANGE -- Once the policy is in effect, it may be exchanged, during the first 24 months after its issuance, for a non-variable flexible premium adjustable life insurance policy offered by us (or an affiliated company) on the life of the Insured. No evidence of insurability will be required. The new policy will have, at your election, either the same Coverage Amount as under the exchanged policy on the date of exchange or the same Death Benefit. The effective date, issue date and issue age will be the same as existed under the exchanged policy. If a policy loan was outstanding, the entire loan must be repaid. The exchange is subject to adjustments in payments and Account Values to reflect variances, if any, in the payments and Account Values under this policy and the new policy.

LOANS
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AVAILABILITY OF LOANS -- At any time while the policy is in force, you, without the consent of the beneficiary, (provided the designation of beneficiary is not irrevocable) may borrow against the policy by assigning it as sole security to us. Two types of cash loans are available. Any new loan taken together with any existing Indebtedness may not exceed 90% of the Cash Value. The minimum loan amount that we will allow is $25.00.

The proceeds of a loan will be delivered to you within seven business days of our receipt of the loan request.

Unless you specify otherwise, all loan amounts will be transferred pro rata basis from each Sub-Account to the Loan Account. The difference between the value of the Loan Account and the Indebtedness will be transferred on a pro-rata basis from the Sub-Accounts to the Loan Account on each Monthly Activity Date.

If total Indebtedness equals or exceeds the Account Value of the policy on any Monthly Activity Date, we will give you written notice that, unless we receive an additional payment within 61 days to reduce the aggregate outstanding loan(s) secured by the policy, the policy may lapse. See "Lapse and Reinstatement."

PREFERRED LOANS -- The amount of the Loan Account that equals the difference between the Cash Value and the total of all premiums paid under the policy is considered a "Preferred Loan."

LOAN REPAYMENTS -- You can repay all or any part of a loan at any time while your policy is in force. The amount of your policy loan repayment will be deducted from the Loan Account. It will be allocated among the Sub-Accounts in the same percentage as premiums are allocated. Any outstanding loan at the end of a grace period must be repaid before the policy will be reinstated.

EFFECT OF LOANS ON ACCOUNT VALUE -- A loan, whether or not repaid, has a permanent effect on your Account Value. This effect occurs because the investment result of each Sub-Account applies only to the amount remaining in such Sub-Accounts. The longer a loan is outstanding, the greater the effect on your Account Value is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts earn more than the annual interest rate for amounts held in the Loan Account, your Account Value will not increase as rapidly as it would have had no loan been made. If the Sub-Accounts earn less than the Loan Account, then your Account Value will be greater than it would have been had no loan been made. If not repaid, the aggregate amount of the outstanding Indebtedness will reduce the Death Proceeds and the Cash Surrender Value otherwise payable. For a discussion of the consequences of obtaining a loan against the policy see "Federal Tax Considerations."

CREDITED INTEREST -- Any amounts in the Loan Account will be credited with interest at an annual rate of 4.0%. The annual rate for Preferred Loans is 6%.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   17
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POLICY LOAN RATES -- The loan interest rate that we will charge on all loans is 6% per annum.

LAPSE AND REINSTATEMENT
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LAPSE -- Your policy will remain in force until the Cash Surrender Value is insufficient to cover the Deduction Amount due on a Monthly Activity Date. We will notify you of the default in writing, warning you that your policy is in danger of terminating.

GRACE PERIOD -- Your policy provides a 61-day grace period to pay an amount sufficient to cover the Deduction Amounts due. The notice will indicate the amount that must be paid.

The policy will continue through the grace period, but if no additional premium payment is made, it will terminate at the end of the grace period. If the person Insured under the policy dies during the grace period, the Death Proceeds payable under the policy will be reduced by the Deduction Amount(s) due and unpaid. See "Death Benefits and Policy Values."

REINSTATEMENT -- If your policy lapses, you may apply for reinstatement of the policy by payment of the reinstatement premium shown in the policy and any applicable charges. A request for reinstatement may be made within five years of lapse. If a loan is outstanding at the time of lapse, we require repayment of the loan before permitting reinstatement. In addition, we reserve the right to require evidence of insurability satisfactory to Hartford.

The Account Value on the reinstatement date will reflect:

- the Cash Value at the time of termination; plus

- Net Premiums derived from premiums paid at the time of reinstatement; minus

- the Monthly Deduction Amounts that were due and unpaid during the Policy Grace Period; plus

- the Surrender Charge at the time of reinstatement.

The surrender charge is based on the duration from the original policy date as through the policy has never lapsed.

FEDERAL TAX CONSIDERATIONS
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GENERAL

Since federal tax law is complex, the tax consequences of purchasing this policy will vary depending on your situation. You may need tax or legal advice to help you determine whether purchasing this policy is right for you.

Our general discussion of the tax treatment of this policy is based on our understanding of federal income tax laws as they are currently interpreted. A detailed description of all federal income tax consequences regarding the purchase of this policy cannot be made in the prospectus. We also do not discuss state, municipal or other tax laws that may apply to this policy. For detailed information, you should consult with a qualified tax adviser familiar with your situation.

TAXATION OF HARTFORD AND THE SEPARATE ACCOUNT

The Separate Account is taxed as a part of Hartford which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the "Code"). Accordingly, the Separate Account will not be taxed as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account (the underlying Funds) are reinvested and are taken into account in determining the value of the Accumulation Units (see "Policy Benefits and Right - Account Value"). As a result, such investment income and realized capital gains are automatically applied to increase reserves under the Policy.

Hartford does not expect to incur any federal income tax on the earnings or realized capital gains attributable to the Separate Account. Based upon this expectation, no charge is currently being made to the Separate Account for federal income taxes. If Hartford incurs income taxes attributable to the Separate Account or determines that such taxes will be incurred, it may assess a charge for such taxes against the Separate Account.

INCOME TAXATION OF POLICY BENEFITS

For federal income tax purposes, the Policies should be treated as life insurance contracts under Section 7702 of the Code. The death benefit under a life insurance contract is generally excluded from the gross income of the beneficiary. Also, a life insurance Policy Owner is generally not taxed on increments in the contract value until the Policy is partially or completely surrendered. Section 7702 limits the amount of premiums that may be invested in a Policy that is treated as life insurance. Hartford intends to monitor premium levels to assure compliance with the Section 7702 requirements.

During the first fifteen Policy Years, an "income first" rule generally applies to distributions of cash required to be made under Code Section 7702 because of a reduction in benefits under the Policy.

The Maturity Date Extension Rider allows a Policy Owner to extend the Maturity Date to the date of the Insured's death. If the Maturity Date of the Policy is extended by rider, Hartford believes that the Policy will continue to be treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date. However, due to the lack of specific guidance on this issue, the result is not certain. If the Policy is not

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treated as a life insurance contract for federal income tax purposes after the scheduled Maturity Date, among other things, the Death Proceeds may be taxable to the recipient. The Policy Owner should consult a qualified tax adviser regarding the possible adverse tax consequences resulting from an extension of the scheduled Maturity Date.

LAST SURVIVOR POLICIES

Although Hartford believes that the last survivor Policies are in compliance with Section 7702 of the Code, the manner in which Section 7702 should be applied to certain features of a joint survivorship life insurance contract is not directly addressed by Section 7702. In the absence of final regulations or other guidance issued under Section 7702, there is necessarily some uncertainty whether a last survivor Policy will meet the Section 7702 definition of a life insurance contract.

MODIFIED ENDOWMENT CONTRACTS

A life insurance contract is treated as a "modified endowment contract" under
Section 7702A of the Code if it meets the definition of life insurance in
Section 7702 but fails the "seven-pay" test of Section 7702A. The seven-pay test provides that premiums cannot be paid at a rate more rapidly than that allowed by the payment of seven annual premiums using specified computational rules provided in Section 7702A(c). The large single premium permitted under the Policy does not meet the specified computational rules for the "seven-pay test" under Section 7702A(c). Therefore, the Policy will generally be treated as a modified endowment contract for federal income tax purposes. However, an exchange under Section 1035 of the Code of a life insurance contract issued before June 21, 1988 will not cause the new Policy to be treated as a modified endowment contract if no additional premiums are paid.

A policy that is classified as modified endowment contract is eligible for certain aspects of the beneficial tax treatment accorded to life insurance. That is, the death benefit is excluded from income and increments in value are not subject to current taxation. However, loans, distributions or other amounts received from a modified endowment contract during the life of the Insured will be taxed to the extent of any accumulated income in the policy (generally, the excess of account value over premiums paid). Amounts that are taxable withdrawals will be subject to a 10% additional tax, with certain exceptions.

All modified endowment contracts that are issued within any calendar year to the same Policy Owner by one company or its affiliates shall be treated as one modified endowment contract in determining the taxable portion of any loan or distributions.

ESTATE AND GENERATION SKIPPING TAXES

When the Insured dies, the Death Proceeds will generally be includible in the Policy Owner's estate for purposes of federal estate tax if the last surviving Insured owned the Policy. If the Policy Owner was not the last surviving Insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death. Nothing would be includible in the last surviving Insured's estate if he or she neither retained incidents of ownership at death nor had given up ownership within three years before death.

The federal estate tax is integrated with the federal gift tax under a unified rate schedule and unified credit which shelters up to $675,000 (2000) from the estate and gift tax. The Taxpayer Relief Act of 1997 gradually raises the credit over the next six years to $1,000,000. In addition, an unlimited marital deduction may be available for federal estate and gift tax purposes. The unlimited marital deduction permits the deferral of taxes until the death of the surviving spouse (when the Death Proceeds would be available to pay taxes due and other expenses incurred).

If the Policy Owner (whether or not he or she is an Insured) transfers ownership of the Policy to someone two or more generations younger, the transfer may be subject to the generation-skipping transfer tax, the taxable amount being the value of the Policy. The generation-skipping transfer tax provisions generally apply to transfers which would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping transfer exemption of $1 million, as adjusted for inflation. Because these rules are complex, the Policy Owner should consult with a qualified tax adviser for specific information if ownership is passing to younger generations.

DIVERSIFICATION REQUIREMENTS

The Code requires that investments supporting your policy be adequately diversified. Code Section 817 provides that a variable life insurance contract will not be treated as a life insurance contract for any period during which the investments made by the separate account or underlying fund are not adequately diversified. If a contract is not treated as a life insurance contract, the policy owner will be subject to income tax on annual increases in cash value.

The Treasury Department's diversification regulations require, among other things, that:

- no more than 55% of the value of the total assets of the segregated asset account underlying a variable contract is represented by any one investment,

- no more than 70% is represented by any two investments,

- no more than 80% is represented by any three investments and

- no more than 90% is represented by any four investments.

In determining whether the diversification standards are met, all securities of the same issuer, all interests in the same real property project, and all interests in the same commodity are each treated as a single investment. In the case of government securities, each government agency or instrumentality is treated as a separate issuer.

A separate account must be in compliance with the diversification standards on the last day of each calendar quarter or within

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   19
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30 days after the quarter ends. If an insurance company inadvertently fails to meet the diversification requirements, the company may still comply within a reasonable period and avoid the taxation of contract income on an ongoing basis. However, either the company or the policy owner must agree to pay the tax due for the period during which the diversification requirements were not met.

We monitor the diversification of investments in the separate accounts and test for diversification as required by the Code. We intend to administer all policies subject to the diversification requirements in a manner that will maintain adequate diversification.

OWNERSHIP OF THE ASSETS IN THE SEPARATE ACCOUNT

In order for a variable life insurance contract to qualify for tax deferral, assets in the separate accounts supporting the contract must be considered to be owned by the insurance company and not by the policy owner. It is unclear under what circumstances an investor is considered to have enough control over the assets in the separate account to be considered the owner of the assets for tax purposes.

The IRS has issued several rulings discussing investor control. These rulings say that certain incidents of ownership by the policy owner, such as the ability to select and control investments in a separate account, will cause the policy owner to be treated as the owner of the assets for tax purposes.

In its explanation of the diversification regulations, the Treasury Department recognized that the temporary regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor, rather than the insurance company, to be treated as the owner of the assets in the account." The explanation further indicates that "the temporary regulations provide that in appropriate cases a segregated asset account may include multiple sub-accounts, but do not specify the extent to which policyholders may direct their investments to particular sub-accounts without being treated as the owners of the underlying assets. Guidance on this and other issues will be provided in regulations or revenue rulings under Section 817(d), relating to the definition of variable contract."

The final regulations issued under Section 817 did not provide guidance regarding investor control, and as of the date of this prospectus, guidance has yet to be issued. We do not know if additional guidance will be issued. If guidance is issued, we do not know if it will have a retroactive effect.

Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. We reserve the right to modify the policy, as necessary, to prevent you from being considered the owner of assets in the separate account.

TAX DEFERRAL DURING ACCUMULATION PERIOD

Under existing provisions of the Code, except as described below, any increase in an Owner's Investment Value is generally not taxable to the Policy Owner unless amounts are received (or are deemed to be received) under the Policy prior to the Insured's death. If the Policy is surrendered or matures, the amount received will be includable in the Policy Owner's income to the extent that it exceeds the Policy Owner's "investment in the contract." (If there is any debt at the time of a surrender, then such debt will be treated as an amount distributed to the Owner.) The "investment in the contract" is the aggregate amount of premium payments and other consideration paid for the Policy, less the aggregate amount received previously under the Policy to the extent such amounts received were excluded from gross income. Since this Policy is a modified endowment contract, partial withdrawals (or other such amounts deemed to be distributed) from the Policy constitute income to the Policy Owner for Federal income tax purposes.

LIFE INSURANCE PURCHASED FOR USE IN SPLIT DOLLAR ARRANGEMENTS

On January 26, 1996, the IRS released a technical advice memorandum ("TAM") on the taxability of life insurance policies used in certain split dollar arrangements. A TAM, issued by the National Office of the IRS, provides advice as to the internal revenue laws, regulations, and related statutes with respect to a specific set of facts and a specific taxpayer. In the TAM, among other things, the IRS concluded that an employee was subject to current taxation on the excess of the cash surrender value of the policy over the premiums to be returned to the employer. Purchasers of life insurance policies to be used in split dollar arrangements are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from such an arrangement.

FEDERAL INCOME TAX WITHHOLDING

If any amounts are deemed to be current taxable income to the Policy Owner, such amounts will be subject to federal income tax withholding and reporting, pursuant to the Code.

NON-INDIVIDUAL OWNERSHIP OF POLICIES

In certain circumstances, the Code limits the application of specific tax advantages to individual owners of life insurance contracts. Prospective Policy Owners which are not individuals should consult a qualified tax adviser to determine the potential impact on the purchaser.

OTHER

Federal estate tax, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted to determine the impact of these taxes.

20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS

The discussion above provides general information regarding U.S. federal income tax consequences to life insurance purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal income tax and withholding on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S. state, and foreign taxation with respect to a life insurance policy purchase.

LEGAL PROCEEDINGS
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There are no material legal proceedings pending to which the Separate Account is a party.

OTHER MATTERS
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LEGAL MATTERS -- Legal matters in connection with the issue and sale of modified single premium variable life insurance Policies described in this Prospectus and the organization of Hartford, its authority to issue the Policies under Connecticut law and the validity of the forms of the Policies under Connecticut law and legal matters relating to the federal securities and income tax laws have been passed on by Lynda Godkin, Senior Vice President, General Counsel and Corporate Secretary of Hartford.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY                                   21
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GLOSSARY OF SPECIAL TERMS

As used in this Prospectus, the following terms have the indicated meanings:

ACCOUNT VALUE: The current value of the Sub-Accounts plus the value of the Loan Account under the policy.

ACCUMULATION UNIT: A unit of measure we use to calculate the value of a Sub-Account.

ANNUAL WITHDRAWAL AMOUNT: The amount of a surrender or partial surrender that is not subject to the Surrender Charge. This amount in any Policy Year is the greater of 10% of premiums or 100% of your Account Value minus premiums paid.

ANNUITY UNIT: A unit of measure we use to calculate the amount of annuity payments.

CASH SURRENDER VALUE: The policy's Cash Value minus all Indebtedness.

CASH VALUE: The policy's Account Value minus any Surrender Charge and any Unamortized Tax charge due upon surrender.

CODE: The Internal Revenue Code of 1986, as amended.

COVERAGE AMOUNT: The Death Benefit less the Account Value.

DEATH BENEFIT: The greater of (1) the Face Amount specified in the policy or
(2) the Account Value on the date of death multiplied by a stated percentage as specified in the policy.

DEATH PROCEEDS: The amount that we will pay on the death of the Insured. This equals the Death Benefit minus any Indebtedness.

DEDUCTION AMOUNT: A charge on the Policy Date and on each Monthly Activity Date for the cost of insurance, Tax Expense charges, an administrative charge and a mortality and expense risk charge.

FACE AMOUNT: On the Policy Date, the Face Amount is the amount shown on the policy's Specifications page. Thereafter, the Face Amount is reduced in proportion to any partial surrenders.

HARTFORD, WE OR US: Hartford Life and Annuity Insurance Company.

HOME OFFICE: Currently located at 200 Hopmeadow Street, Simsbury, Connecticut; however, the mailing address is P.O. Box 2999, Hartford, Connecticut 06104-2999.

INDEBTEDNESS: Monies you owe us, including all outstanding loans on the policy, any interest due or accrued and any unpaid Deduction Amount or annual maintenance fee arising during a grace period.

INSURED: The person on whose life the policy is issued.

ISSUE AGE: As of the Policy Date, the Insured's age on Insured's last birthday.

LOAN ACCOUNT: An account in our general account, established for any amounts transferred from the Sub-Accounts for requested loans. The Loan Account credits a fixed rate of interest that is not based on the investment experience of the Separate Account.

MONTHLY ACTIVITY DATE: The day of each month on which any deductions or charges are subtracted from Account Value of your policy. Monthly Activity Dates occur on the same day of the month as the Policy Anniversary.

POLICY ANNIVERSARY: The yearly anniversary of the Policy Date.

POLICY DATE: The issue date of the policy.

POLICY LOAN RATE: The interest rate charged on policy loans.

POLICY OWNER OR YOU: The owner of the policy.

POLICY YEAR: The twelve months between Policy Anniversaries.

SUB-ACCOUNT VALUE: The current value of the Sub-Accounts.

SURRENDER CHARGE: A charge which may be assessed upon surrender of the policy or partial surrenders in excess of the Annual Withdrawal Amount.

VALUATION DAY: The date on which the Sub-Account is valued. The Valuation Day is every day the New York Stock Exchange is open for trading. The value of the Separate Account is determined at the close of the New York Stock Exchange (generally 4:00 p.m. Eastern Time) on such days.

VALUATION PERIOD: The period between the close of business on successive Valuation Days.

HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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STATEMENT OF ADDITIONAL INFORMATION
SEPARATE ACCOUNT FIVE

This Statement of Additional Information is not a prospectus. To obtain a prospectus, write to us at P.O. Box 2999, Hartford, CT 06104-2999, or call us at 1-800-231-5453.

DATE OF PROSPECTUS: MAY 1, 2000
DATE OF STATEMENT OF ADDITIONAL INFORMATION: MAY 1, 2000

2                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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TABLE OF CONTENTS

                                                              PAGE
                                                              ----
GENERAL INFORMATION AND HISTORY                                  3
----------------------------------------------------------------------
SERVICES                                                         5
----------------------------------------------------------------------
EXPERTS                                                          5
----------------------------------------------------------------------
DISTRIBUTION OF THE POLICIES                                     5
----------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT CHARGES                             6
----------------------------------------------------------------------
ILLUSTRATION OF DEATH BENEFITS                                   7
----------------------------------------------------------------------
FINANCIAL STATEMENTS                                            SA-1
----------------------------------------------------------------------

STATEMENT OF ADDITIONAL INFORMATION                                            3
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GENERAL INFORMATION AND HISTORY

Hartford Life and Annuity Insurance Company is a stock life insurance company engaged in the business of writing life insurance and annuities, both individual and group, in all states of the United States, the District of Columbia and Puerto Rico, except New York. On January 1, 1998, Hartford's name changed from ITT Hartford Life and Annuity Insurance Company to Hartford Life and Annuity Insurance Company. We were originally incorporated under the laws of Wisconsin on January 9, 1956, and subsequently redomiciled to Connecticut. Our offices are located in Simsbury, Connecticut; however, our mailing address is P.O. Box 2999, Hartford, CT 06104-2999. We are ultimately controlled by The Hartford Financial Services Group, Inc., one of the largest financial service providers in the United States.
The following table shows a brief description of the business experience of officers and directors of Hartford Life and Annuity Insurance Company:

                               POSITION WITH                           OTHER BUSINESS PROFESSION,
                                 HARTFORD;                          VOCATION OR EMPLOYMENT FOR PAST
NAME                          YEAR OF ELECTION                      FIVE YEARS; OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------

David A. Carlson       Vice President, 1999            Assistant Vice President and Director of Taxes
                                                       (1998-1999), Hartford; CIGNA Corporation (1975-1998)

Peter W. Cummins       Senior Vice President, 1997     Vice President (1993-1997), Hartford; Senior Vice
                                                       President, (1997-Present); Vice President (1989-1997),
                                                       Hartford Life and Accident Insurance Company; Senior Vice
                                                       President (1997-Present); Vice President (1989-1997);
                                                       Hartford Life Insurance Company.

Timothy M. Fitch       Vice President, 1995            Vice President (1995-Present); Actuary (1994-Present);
                       Actuary, 1997                   Assistant Vice President (1992-1995), Hartford Life and
                                                       Accident Insurance Company; Vice President (1995-Present);
                                                       Actuary (1994-Present); Assistant Vice President
                                                       (1992-1995), Hartford Life Insurance Company.

Mary Jane B. Fortin    Vice President & Chief          Vice President & Chief Accounting Office (1998-Present),
                       Accounting Officer, 1998        Hartford Life Insurance Company; Vice President & Chief
                                                       Accounting Officer, (1998-Present), Royal Life Insurance
                                                       Company of America; Vice President & Chief Accounting
                                                       Officer (1998-Present) Alpine Life Insurance Company;
                                                       Chief Accounting Officer (1997-Present), Hartford
                                                       Life, Inc.; Director, Finance (1995-1997), Value
                                                       Health, Inc.; Senior Manager (1993-1995), Coopers and
                                                       Lybrand; Audit Manager (1993-1996) Arthur Andersen & Co.

David T. Foy           Senior Vice President, Chief    Senior Vice President (1998-present), Vice President
                       Financial Officer &             (1998), Assistant Vice President (1995-1998), Hartford;
                       Treasurer, 1998                 Senior Vice President (1998-Present), Hartford Life and
                       Director, 1999*                 Accident Insurance Company; Director, Strategic Planning
                                                       Corporate Finance (1995-1996), IA Product Development
                                                       (1994-1995), Hartford; Various Actuarial Roles (1989-1993)
                                                       Milliman & Robertson

4                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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                               POSITION WITH                           OTHER BUSINESS PROFESSION,
                                 HARTFORD;                          VOCATION OR EMPLOYMENT FOR PAST
NAME                          YEAR OF ELECTION                      FIVE YEARS; OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------

Lynda Godkin           Senior Vice President, 1997     Assistant General Counsel and Secretary (1994-1995),
                       General Counsel, 1996           Hartford; Director (1997-Present); Senior Vice President
                       Corporate Secretary, 1996       (1997-Present); General Counsel (1996-Present); Corporate
                       Director, 1997*                 Secretary (1995-Present); Associate General Counsel
                                                       (1995-1996); Assistant General Counsel and Secretary
                                                       (1994-1995); Counsel (1990-1994), Hartford Life and
                                                       Accident Insurance Company; Senior Vice President
                                                       (1997-Present); General Counsel (1996-Present); Corporate
                                                       Secretary (1995-Present); Director (1997-Present);
                                                       Associate General Counsel (1995-1996); Assistant General
                                                       Counsel and Secretary (1994-1995); Counsel (1990-1994),
                                                       Hartford Life Insurance Company; Vice President and
                                                       General Counsel (1997-Present), Hartford Life, Inc.

Lois W. Grady          Senior Vice President, 1998     Vice President (1994-1998), Hartford; Senior Vice
                       Vice President, 1994            President (1998-Present); Vice President (1993-1997);
                                                       Assistant Vice President (1987-1993), Hartford Life and
                                                       Accident Insurance Company; Senior Vice President
                                                       (1998-Present); Vice President (1994-1997); Assistant Vice
                                                       President (1987-1994), Hartford Life Insurance Company.

Stephen T. Joyce       Senior Vice President, 1999     Vice President (1997-1999), Assistant Vice President
                                                       (1995-1997), Hartford; Assistant Vice President
                                                       (1994-1997), Hartford Life and Accident Insurance Company;
                                                       Vice President (1997-Present); Vice President (1997-1999)
                                                       Assistant Vice President (1994-1997), Hartford Life
                                                       Insurance Company.

Michael D. Keeler      Vice President, 1998            Vice President (1998-Present); Hartford Life and Accident
                                                       Insurance Company; Vice President (1995-1997), Providian
                                                       Insurance; Supervisor/Manager (1985-1995), U.S. West
                                                       Communications.

Robert A. Kerzner      Senior Vice President, 1998     Director of Individual Life (1998-Present); Vice President
                                                       (1994-1998), Hartford; Senior Vice President
                                                       (1998-Present); Vice President (1994-1997); Regional Vice
                                                       President (1991-1994), Hartford Life Insurance Company.

Thomas M. Marra        President, 2000                 Executive Vice President (1996-2000), Senior Vice
                       Director, 1994*                 President (1993-1996); Hartford; Director (1994-Present);
                                                       Executive Vice President (1995-Present); Senior Vice
                                                       President (1994-1995); Vice President (1989-1994); Actuary
                                                       (1987-1997), Hartford Life and Accident Insurance Company;
                                                       Director (1994-Present); Executive Vice President
                                                       (1995-Present); Senior Vice President (1994-1995); Vice
                                                       President (1989-1994); Actuary (1987-1995), Hartford Life
                                                       Insurance Company; Chief Operating Officer (2000-present),
                                                       Executive Vice President, Individual Life and Annuities
                                                       (1997-2000), Hartford Life, Inc.

Craig R. Raymond       Senior Vice President, 1997     Vice President (1993-1997); Assistant Vice President
                       Chief Actuary, 1994             (1992-1993); Actuary (1989-1994), Hartford; Senior Vice
                                                       President (1997-Present); Chief Actuary (1995-Present);
                                                       Vice President (1993-1997); Actuary (1990-1995), Hartford
                                                       Life and Accident Insurance Company; Senior Vice President
                                                       (1997-Present); Chief Actuary (1994-Present); Vice
                                                       President (1993-1997); Assistant Vice President
                                                       (1992-1993); Actuary (1989-1994), Hartford Life Insurance
                                                       Company; Vice President and Chief Actuary (1997-Present),
                                                       Hartford Life, Inc.

STATEMENT OF ADDITIONAL INFORMATION                                            5
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                               POSITION WITH                           OTHER BUSINESS PROFESSION,
                                 HARTFORD;                          VOCATION OR EMPLOYMENT FOR PAST
NAME                          YEAR OF ELECTION                      FIVE YEARS; OTHER DIRECTORSHIPS
-----------------------------------------------------------------------------------------------------------------

Lowndes A. Smith       Chief Executive Officer, 1997   President (1989-2000), Chief Operating Officer
                       Director, 1985*                 (1989-1997), Hartford; Director (1981-Present); President
                                                       (1989-Present); Chief Executive Officer (1997-Present);
                                                       Chief Operating Officer (1989-1997), Hartford Life and
                                                       Accident Insurance Company; Director (1985-Present);
                                                       President (1989-Present), Chief Executive Officer
                                                       (1997-Present); Chief Operating Officer (1989-1997),
                                                       Hartford Life Insurance Company; Chief Executive Officer
                                                       and President and Director (1997-Present), Hartford
                                                       Life, Inc.

David M. Znamierowski  Senior Vice President &         Vice President (1997) Senior Vice President (1997)
                       Chief Investment                Director, Risk Management Strategy (1996) Director (1998),
                       Officer, 1997                   Hartford; Director (1998-Present); Senior Vice President
                       Director, 1998                  (1997-Present); Hartford Life and Accident Insurance
                                                       Company; Vice President, Investment Strategy
                                                       (1997-Present), Hartford Life, Inc.; Vice President,
                                                       Investment Strategy & Policy (1991-1996), Aetna Life and
                                                       Casualty.

---------
 * Denotes date of election to Board of Directors of Hartford.

Unless otherwise indicated, the principal business address of each of the above individuals is P.O. Box 2999, Hartford, CT 06104-2999.

SEPARATE ACCOUNT FIVE was established as a separate account under Connecticut law on August 17, 1994. The Separate Account is classified as a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940.

SERVICES
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SAFEKEEPING OF ASSETS -- The assets of the Separate Account are held by Hartford. The assets of the Separate Account are kept physically segregated and held separate and apart from the General Account of Hartford. Hartford maintains records of all purchases and redemptions of shares of the Fund. Additional protection for the assets of the Separate Account is afforded by Hartford's blanket fidelity bond, issued by Aetna Casualty and Surety Company, in the aggregate of $50 million, covering all of the officers and employees of Hartford.

EXPERTS
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INDEPENDENT PUBLIC ACCOUNTANTS -- The audited financial statements included in this registration statement have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports. Reference is made to the report on the statutory financial statements of Hartford Life and Annuity Insurance Company which states the statutory financial statements are presented in accordance with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners and the State of Connecticut Insurance Department, and are not presented in accordance with generally accepted accounting principles. The principal business address of Arthur Andersen LLP is One Financial Plaza, Hartford, Connecticut 06103.

ACTUARIAL EXPERT -- The hypothetical Policy illustrations included in this Statement of Additional Information and the registration statement with respect to the Separate Account have been approved by Deanne Osgood, FSA, MAAA, Vice President & Director of Individual Annuity Product Management for Hartford, and are included in reliance upon her opinion as to their reasonableness.

DISTRIBUTION OF THE POLICIES
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Hartford intends to sell the Policies in all jurisdictions where it is licensed to do business. The Policies will be sold by life insurance sales representatives who represent Hartford and who are registered representatives of Hartford Equity Sales Company, Inc. ("HESCO") or certain other independent, registered broker-dealers. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker-dealer is registered with the

6                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
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Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.

Hartford Securities Distribution Company, Inc. ("HSD") serves as Principal Underwriter for the securities issued with respect to the Separate Account. Both HESCO and HSD are affiliates of Hartford. The principal business address of HESCO and HSD is the same as that of Hartford.

The following table shows officers and directors of HSD:

NAME AND PRINCIPAL
BUSINESS ADDRESS             POSITIONS AND OFFICES
-----------------------------------------------------------------
 David A. Carlson            Vice President
-----------------------------------------------------------------
 Peter W. Cummins            Senior Vice President
-----------------------------------------------------------------
 David T. Foy                Director
-----------------------------------------------------------------
 Lynda Godkin                Senior Vice President, General
                             Counsel and Corporate Secretary
-----------------------------------------------------------------
 George R. Jay               Controller
-----------------------------------------------------------------
 Robert A. Kerzner           Executive Vice President
-----------------------------------------------------------------
 Thomas M. Marra             Executive Vice President, Director
-----------------------------------------------------------------
 Paul E. Olson               Supervising Registered Principal
-----------------------------------------------------------------
 Lowndes A. Smith            President and Chief Executive
                             Officer, Director
-----------------------------------------------------------------

The maximum sales commission payable to Hartford agents, independent registered insurance brokers, and other registered broker-dealers is 7.0% of initial and subsequent premiums.

Broker-dealers or financial institutions are compensated according to a schedule set forth by HSD and any applicable rules or regulations for variable insurance compensation. Compensation is generally based on premium payments made by policyholders or contract owners. This compensation is usually paid from the sales charges described in the Prospectus.

In addition, a broker-dealer or financial institution may also receive additional compensation for, among other things, training, marketing or other services provided. HSD, its affiliates or Hartford may also make compensation arrangements with certain broker-dealers or financial institutions based on total sales by the broker-dealer or financial institution of insurance products. These payments, which may be different for different broker-dealers or financial institutions, will be made by HSD, its affiliates or Hartford out of their own assets and will not effect the amounts paid by the policyholders or contract owners to purchase, hold or surrender variable insurance products.

Hartford may provide information on various topics to Policy Owners and prospective Policy Owners in advertising, sales literature or other materials. These topics may include the relationship between sectors of the economy and the economy as a whole and its effect on various securities markets, investment strategies and techniques (such as value investing, dollar cost averaging and asset allocation), the advantages and disadvantages of investing in tax-advantaged and taxable instruments, customer profiles and hypothetical purchase scenarios, financial management and tax and retirement planning, and variable annuities and other investment alternatives, including comparisons between the Policies and the characteristics of, and market for, such alternatives.

ADDITIONAL INFORMATION ABOUT CHARGES
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UNDERWRITING PROCEDURES -- To purchase a policy you must submit an application to us. Generally, the minimum initial premium we accept is $10,000. A policy will be issued only on the lives of insureds age 90 and under who supply evidence of insurability satisfactory to us. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. No change in the terms or conditions of a policy will be made without your consent.

COST OF INSURANCE CHARGE -- The cost of insurance charge covers Hartford's anticipated mortality costs for standard and substandard risks. Current cost of insurance rates are lower after the tenth Policy Year and are based on whether 100%, 90% or 80% of the Guideline Single Premium has been paid. The current cost of insurance charge will not exceed the guaranteed cost of insurance charge. The guaranteed cost of insurance charge is a guaranteed maximum monthly rate, multiplied by the Coverage Amount on the Policy Date or any Monthly Activity Date. A table of guaranteed maximum cost of insurance rates per $1,000 will be included in each Policy; however, Hartford reserves the right to use rates less than those shown in the Table. For standard risks, the guaranteed maximum cost of insurance rate is 100% of the 1980 Commissioner's Standard Ordinary Unismoker, Sex Distinct Age Last Birthday Mortality Table (1980 CSO Table). Substandard risks will be assessed a higher guaranteed maximum cost of insurance rate that will not exceed rates based on a multiple of the 1980 CSO Table. The multiple will be based on the insured's substandard rating. Unisex rates may be required in some states.

STATEMENT OF ADDITIONAL INFORMATION                                            7
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ILLUSTRATIONS OF DEATH BENEFITS, ACCOUNT VALUES
AND CASH SURRENDER VALUES

The tables illustrate the way in which a Policy operates. They show how the death benefit and surrender value could vary over an extended period of time assuming hypothetical gross rates of return equal to constant after tax annual rates of 0%, 6% and 12%. The tables are based on an initial premium of $10,000. A male age 45, a female age 55 and a male age 65 with Face Amounts of $40,161, $33,334 and $19,380, respectively, are illustrated for the single life preferred Policy. The illustrations for the last survivor preferred Policy assume male and female of equal ages, including age 55 and 65 for Face Amounts of $44,053 and $27,778.

The death benefit and surrender value for a Policy would be different from those shown if the rates of return averaged 0%, 6% and 12% over a period of years, but also fluctuated above or below those averages for individual Policy Years. They would also differ if any Policy loan were made during the period of time illustrated.

The tables reflect the deductions of current Policy charges and guaranteed Policy charges for a single gross interest rate. The death benefits and surrender values would change if the current cost of insurance charges change.

The amounts shown for the death benefit and surrender value as of the end of each Policy Year take into account an average daily charge equal to an annual charge of 0.73% of the average daily net assets of the Funds for investment advisory and administrative services fees. The gross annual investment return rates of 0%, 6% and 12% on the Fund's assets are equal to net annual investment return rates (net of the annual charge of 0.73% described above) of -0.73%, 5.27% and 11.27%, respectively.

The hypothetical returns shown in the tables are without any tax charges that may be attributable to the Separate Account in the future. In order to produce after tax returns of 0%, 6%, and 12%, the Separate Account would have to earn a sufficient amount in excess of 0% or 6% or 12% to cover any tax charges (see "Changes to Policy or Separate Account -- Separate Account Taxes").

The "Premium Paid Plus Interest" column of each table shows the amount which would accumulate if the initial premium was invested to earn interest, after taxes of 5% per year, compounded annually.

Hartford will furnish upon request, a comparable illustration reflecting the proposed Insureds age, risk classification, Face Amount or initial premium requested, and reflecting guaranteed cost of insurance rates. Hartford will also furnish an additional similar illustration reflecting current cost of insurance rates which may be less than, but never greater than, the guaranteed cost of insurance rates.

8                                    HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                             INITIAL FACE: $40,161

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.27% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        10,852      9,858     40,161     10,774      9,782     40,161
          2                 11,025        11,779     10,794     40,161     11,615     10,633     40,161
          3                 11,576        12,789     11,815     40,161     12,528     11,559     40,161
          4                 12,155        13,887     13,079     40,161     13,522     12,719     40,161
          5                 12,763        15,083     14,295     40,161     14,603     13,821     40,161
          6                 13,401        16,385     15,821     40,161     15,781     15,224     40,161
          7                 14,071        17,802     17,268     40,161     17,066     16,538     40,161
          8                 14,775        19,344     19,047     40,161     18,467     18,174     40,161
          9                 15,513        21,022     20,770     40,161     19,996     19,746     40,161
         10                 16,289        22,849     22,849     40,161     21,670     21,670     40,161
         11                 17,103        24,963     24,963     40,161     23,599     23,599     40,161
         12                 17,959        27,275     27,275     40,161     25,728     25,728     40,161
         13                 18,856        29,804     29,804     42,322     28,083     28,083     40,161
         14                 19,799        32,574     32,574     44,953     30,686     30,686     42,347
         15                 20,789        35,610     35,610     47,718     33,544     33,544     44,949
         16                 21,829        38,940     38,940     50,623     36,679     36,679     47,683
         17                 22,920        42,580     42,580     54,503     40,106     40,106     51,336
         18                 24,066        46,560     46,560     58,666     43,852     43,852     55,254
         19                 25,270        50,910     50,910     63,129     47,947     47,947     59,455
         20                 26,533        55,701     55,701     67,956     52,427     52,427     63,961

         25                 33,864        87,275     87,275    101,240     82,046     82,046     95,174
         35                 55,160       214,451    214,451    227,318    201,313    201,313    213,392
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

STATEMENT OF ADDITIONAL INFORMATION                                            9
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                             INITIAL FACE: $40,161

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.27% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        10,267      9,286     40,161     10,189      9,209     40,161
          2                 11,025        10,541      9,581     40,161     10,373      9,415     40,161
          3                 11,576        10,824      9,885     40,161     10,553      9,618     40,161
          4                 12,155        11,116     10,349     40,161     10,727      9,966     40,161
          5                 12,763        11,416     10,673     40,161     10,893     10,157     40,161
          6                 13,401        11,725     11,207     40,161     11,051     10,540     40,161
          7                 14,071        12,043     11,552     40,161     11,197     10,713     40,161
          8                 14,775        12,370     12,108     40,161     11,328     11,072     40,161
          9                 15,513        12,708     12,476     40,161     11,442     11,214     40,161
         10                 16,289        13,055     13,055     40,161     11,535     11,535     40,161
         11                 17,103        13,480     13,480     40,161     11,653     11,653     40,161
         12                 17,959        13,920     13,920     40,161     11,747     11,747     40,161
         13                 18,856        14,375     14,375     40,161     11,814     11,814     40,161
         14                 19,799        14,847     14,847     40,161     11,852     11,852     40,161
         15                 20,789        15,334     15,334     40,161     11,856     11,856     40,161
         16                 21,829        15,839     15,839     40,161     11,820     11,820     40,161
         17                 22,920        16,361     16,361     40,161     11,736     11,736     40,161
         18                 24,066        16,902     16,902     40,161     11,595     11,595     40,161
         19                 25,270        17,461     17,461     40,161     11,388     11,388     40,161
         20                 26,533        18,041     18,041     40,161     11,102     11,102     40,161

         25                 33,864        21,254     21,254     40,161      8,024      8,024     40,161
         35                 55,160        29,599     29,599     40,161          0          0     40,161
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

10                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 45 MALE
                             INITIAL FACE: $40,161

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.73% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        9,682      8,714      40,161     9,603      8,637      40,161
          2                 11,025        9,372      8,435      40,161     9,201      8,267      40,161
          3                 11,576        9,072      8,163      40,161     8,793      7,890      40,161
          4                 12,155        8,781      8,049      40,161     8,379      7,653      40,161
          5                 12,763        8,497      7,791      40,161     7,956      7,257      40,161
          6                 13,401        8,223      7,740      40,161     7,523      7,048      40,161
          7                 14,071        7,956      7,496      40,161     7,076      6,623      40,161
          8                 14,775        7,696      7,458      40,161     6,612      6,379      40,161
          9                 15,513        7,445      7,226      40,161     6,128      5,913      40,161
         10                 16,289        7,200      7,200      40,161     5,621      5,621      40,161
         11                 17,103        6,998      6,998      40,161     5,109      5,109      40,161
         12                 17,959        6,800      6,800      40,161     4,566      4,566      40,161
         13                 18,856        6,607      6,607      40,161     3,987      3,987      40,161
         14                 19,799        6,419      6,419      40,161     3,371      3,371      40,161
         15                 20,789        6,235      6,235      40,161     2,712      2,712      40,161
         16                 21,829        6,056      6,056      40,161     2,003      2,003      40,161
         17                 22,920        5,881      5,881      40,161     1,235      1,235      40,161
         18                 24,066        5,710      5,710      40,161       399        399      40,161
         19                 25,270        5,544      5,544      40,161         0          0      40,161
         20                 26,533        5,381      5,381      40,161         0          0      40,161

         25                 33,864        4,625      4,625      40,161         0          0      40,161
         35                 55,160        3,362      3,362      40,161         0          0      40,161
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

STATEMENT OF ADDITIONAL INFORMATION                                           11
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                             INITIAL FACE: $33,334

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.27% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        10,852      9,858     33,334     10,745      9,754     33,334
          2                 11,025        11,779     10,794     33,334     11,557     10,576     33,334
          3                 11,576        12,789     11,815     33,334     12,443     11,475     33,334
          4                 12,155        13,887     13,079     33,334     13,411     12,610     33,334
          5                 12,763        15,083     14,295     33,334     14,472     13,691     33,334
          6                 13,401        16,385     15,821     33,334     15,633     15,076     33,334
          7                 14,071        17,802     17,268     33,334     16,904     16,377     33,334
          8                 14,775        19,344     19,047     33,334     18,295     18,003     33,334
          9                 15,513        21,022     20,770     33,334     19,819     19,570     33,334
         10                 16,289        22,849     22,849     33,334     21,493     21,493     33,334
         11                 17,103        24,963     24,963     33,334     23,432     23,432     33,334
         12                 17,959        27,296     27,296     33,334     25,583     25,583     33,334
         13                 18,856        29,889     29,889     35,270     27,980     27,980     33,334
         14                 19,799        32,735     32,735     38,300     30,639     30,639     35,848
         15                 20,789        35,852     35,852     41,589     33,555     33,555     38,924
         16                 21,829        39,266     39,266     45,157     36,748     36,748     42,261
         17                 22,920        43,016     43,016     48,608     40,255     40,255     45,489
         18                 24,066        47,135     47,135     52,320     44,108     44,108     48,960
         19                 25,270        51,665     51,665     56,315     48,345     48,345     52,696
         20                 26,533        56,646     56,646     61,744     52,973     52,973     57,741

         25                 33,864        89,667     89,667     95,048     83,853     83,853     88,885
         35                 55,160       221,245    221,245    232,308    204,784    204,784    215,024
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

12                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                             INITIAL FACE: $33,334

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.27% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        10,267      9,286     33,334     10,160      9,181     33,334
          2                 11,025        10,541      9,581     33,334     10,315      9,359     33,334
          3                 11,576        10,824      9,885     33,334     10,467      9,534     33,334
          4                 12,155        11,116     10,349     33,334     10,615      9,856     33,334
          5                 12,763        11,416     10,673     33,334     10,759     10,024     33,334
          6                 13,401        11,725     11,207     33,334     10,895     10,386     33,334
          7                 14,071        12,043     11,552     33,334     11,020     10,538     33,334
          8                 14,775        12,370     12,108     33,334     11,130     10,875     33,334
          9                 15,513        12,708     12,476     33,334     11,219     10,991     33,334
         10                 16,289        13,055     13,055     33,334     11,284     11,284     33,334
         11                 17,103        13,480     13,480     33,334     11,367     11,367     33,334
         12                 17,959        13,920     13,920     33,334     11,422     11,422     33,334
         13                 18,856        14,375     14,375     33,334     11,449     11,449     33,334
         14                 19,799        14,847     14,847     33,334     11,444     11,444     33,334
         15                 20,789        15,334     15,334     33,334     11,402     11,402     33,334
         16                 21,829        15,839     15,839     33,334     11,314     11,314     33,334
         17                 22,920        16,361     16,361     33,334     11,165     11,165     33,334
         18                 24,066        16,902     16,902     33,334     10,939     10,939     33,334
         19                 25,270        17,461     17,461     33,334     10,615     10,615     33,334
         20                 26,533        18,041     18,041     33,334     10,169     10,169     33,334

         25                 33,864        21,254     21,254     33,334      5,123      5,123     33,334
         35                 55,160        29,599     29,599     33,334          0          0     33,334
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

STATEMENT OF ADDITIONAL INFORMATION                                           13
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                              ISSUE AGE: 55 FEMALE
                             INITIAL FACE: $33,334

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.73% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        9,682      8,714      33,334     9,574      8,609      33,334
          2                 11,025        9,372      8,435      33,334     9,144      8,211      33,334
          3                 11,576        9,072      8,163      33,334     8,709      7,806      33,334
          4                 12,155        8,781      8,049      33,334     8,269      7,545      33,334
          5                 12,763        8,497      7,791      33,334     7,823      7,125      33,334
          6                 13,401        8,223      7,740      33,334     7,368      6,894      33,334
          7                 14,071        7,956      7,496      33,334     6,899      6,447      33,334
          8                 14,775        7,696      7,458      33,334     6,411      6,179      33,334
          9                 15,513        7,445      7,226      33,334     5,897      5,682      33,334
         10                 16,289        7,200      7,200      33,334     5,353      5,353      33,334
         11                 17,103        6,998      6,998      33,334     4,796      4,796      33,334
         12                 17,959        6,800      6,800      33,334     4,200      4,200      33,334
         13                 18,856        6,607      6,607      33,334     3,563      3,563      33,334
         14                 19,799        6,419      6,419      33,334     2,883      2,883      33,334
         15                 20,789        6,235      6,235      33,334     2,152      2,152      33,334
         16                 21,829        6,056      6,056      33,334     1,358      1,358      33,334
         17                 22,920        5,881      5,881      33,334       484        484      33,334
         18                 24,066        5,710      5,710      33,334         0          0      33,334
         19                 25,270        5,544      5,544      33,334         0          0      33,334
         20                 26,533        5,381      5,381      33,334         0          0      33,334

         25                 33,864        4,625      4,625      33,334         0          0      33,334
         35                 55,160        3,362      3,362      33,334         0          0      33,334
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

14                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                             INITIAL FACE: $19,380

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.27% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        10,852      9,858     19,380     10,668      9,678     19,380
          2                 11,025        11,779     10,794     19,380     11,397     10,419     19,380
          3                 11,576        12,789     11,815     19,380     12,198     11,234     19,380
          4                 12,155        13,887     13,079     19,380     13,082     12,286     19,380
          5                 12,763        15,083     14,295     19,380     14,066     13,290     19,380
          6                 13,401        16,385     15,821     19,380     15,166     14,614     19,380
          7                 14,071        17,807     17,273     20,122     16,407     15,884     19,380
          8                 14,775        19,368     19,071     21,499     17,816     17,526     19,776
          9                 15,513        21,081     20,828     22,979     19,388     19,140     21,134
         10                 16,289        22,936     22,936     25,001     21,092     21,092     22,991
         11                 17,103        25,061     25,061     27,066     23,043     23,043     24,887
         12                 17,959        27,391     27,391     29,309     25,183     25,183     26,947
         13                 18,856        29,931     29,931     32,027     27,512     27,512     29,439
         14                 19,799        32,718     32,718     34,682     30,071     30,071     31,876
         15                 20,789        35,759     35,759     37,905     32,857     32,857     34,829
         16                 21,829        39,098     39,098     41,054     35,923     35,923     37,720
         17                 22,920        42,738     42,738     44,875     39,260     39,260     41,224
         18                 24,066        46,720     46,720     49,056     42,889     42,889     45,034
         19                 25,270        51,075     51,075     53,629     46,828     46,828     49,170
         20                 26,533        55,873     55,873     58,667     51,102     51,102     53,657

         25                 33,864        87,528     87,528     91,905     78,544     78,544     82,471
         35                 55,160       214,826    214,826    216,974    187,027    187,027    188,898
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

STATEMENT OF ADDITIONAL INFORMATION                                           15
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                             INITIAL FACE: $19,380

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.27% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        10,267      9,286     19,380     10,080     9,103      19,380
          2                 11,025        10,541      9,581     19,380     10,140     9,187      19,380
          3                 11,576        10,824      9,885     19,380     10,179     9,251      19,380
          4                 12,155        11,116     10,349     19,380     10,194     9,441      19,380
          5                 12,763        11,416     10,673     19,380     10,179     9,452      19,380
          6                 13,401        11,725     11,207     19,380     10,130     9,628      19,380
          7                 14,071        12,043     11,552     19,380     10,037     9,561      19,380
          8                 14,775        12,370     12,108     19,380      9,890     9,641      19,380
          9                 15,513        12,708     12,476     19,380      9,677     9,453      19,380
         10                 16,289        13,055     13,055     19,380      9,385     9,385      19,380
         11                 17,103        13,480     13,480     19,380      9,036     9,036      19,380
         12                 17,959        13,920     13,920     19,380      8,576     8,576      19,380
         13                 18,856        14,375     14,375     19,380      7,983     7,983      19,380
         14                 19,799        14,847     14,847     19,380      7,227     7,227      19,380
         15                 20,789        15,334     15,334     19,380      6,269     6,269      19,380
         16                 21,829        15,839     15,839     19,380      5,054     5,054      19,380
         17                 22,920        16,361     16,361     19,380      3,505     3,505      19,380
         18                 24,066        16,902     16,902     19,380      1,517     1,517      19,380
         19                 25,270        17,461     17,461     19,380          0         0      19,380
         20                 26,533        18,041     18,041     19,380          0         0      19,380

         25                 33,864        21,254     21,254     22,317          0         0      19,380
         35                 55,160        29,602     29,602     29,898          0         0      19,380
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

16                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                               SINGLE LIFE OPTION
                            $10,000 INITIAL PREMIUM
                               ISSUE AGE: 65 MALE
                             INITIAL FACE: $19,380

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.73% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        9,682      8,714      19,380     9,491      8,528      19,380
          2                 11,025        9,372      8,435      19,380     8,955      8,026      19,380
          3                 11,576        9,072      8,163      19,380     8,387      7,491      19,380
          4                 12,155        8,781      8,049      19,380     7,782      7,065      19,380
          5                 12,763        8,497      7,791      19,380     7,132      6,442      19,380
          6                 13,401        8,223      7,740      19,380     6,426      5,962      19,380
          7                 14,071        7,956      7,496      19,380     5,653      5,211      19,380
          8                 14,775        7,696      7,458      19,380     4,796      4,572      19,380
          9                 15,513        7,445      7,226      19,380     3,836      3,626      19,380
         10                 16,289        7,200      7,200      19,380     2,749      2,749      19,380
         11                 17,103        6,998      6,998      19,380     1,522      1,522      19,380
         12                 17,959        6,800      6,800      19,380       113        113      19,380
         13                 18,856        6,607      6,607      19,380         0          0      19,380
         14                 19,799        6,419      6,419      19,380         0          0      19,380
         15                 20,789        6,235      6,235      19,380         0          0      19,380
         16                 21,829        6,056      6,056      19,380         0          0      19,380
         17                 22,920        5,881      5,881      19,380         0          0      19,380
         18                 24,066        5,710      5,710      19,380         0          0      19,380
         19                 25,270        5,544      5,544      19,380         0          0      19,380
         20                 26,533        5,381      5,381      19,380         0          0      19,380

         25                 33,864        4,625      4,625      19,380         0          0      19,380
         35                 55,160        3,362      3,362      19,380         0          0      19,380
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

STATEMENT OF ADDITIONAL INFORMATION                                           17
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 55 MALE/55 FEMALE
                             INITIAL FACE: $44,053

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.27% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        10,920      9,924     44,053     10,920      9,924     44,053
          2                 11,025        11,922     10,933     44,053     11,922     10,933     44,053
          3                 11,576        13,012     12,034     44,053     13,012     12,034     44,053
          4                 12,155        14,199     13,386     44,053     14,199     13,386     44,053
          5                 12,763        15,492     14,698     44,053     15,492     14,698     44,053
          6                 13,401        16,898     16,329     44,053     16,898     16,329     44,053
          7                 14,071        18,430     17,892     44,053     18,430     17,892     44,053
          8                 14,775        20,099     19,798     44,053     20,097     19,797     44,053
          9                 15,513        21,921     21,666     44,053     21,912     21,657     44,053
         10                 16,289        23,911     23,911     44,053     23,889     23,889     44,053
         11                 17,103        26,216     26,216     44,053     26,150     26,150     44,053
         12                 17,959        28,746     28,746     44,053     28,630     28,630     44,053
         13                 18,856        31,524     31,524     44,053     31,355     31,355     44,053
         14                 19,799        34,573     34,573     44,053     34,357     34,357     44,053
         15                 20,789        37,922     37,922     44,053     37,673     37,673     44,053
         16                 21,829        41,606     41,606     47,848     41,332     41,332     47,532
         17                 22,920        45,650     45,650     51,585     45,348     45,348     51,244
         18                 24,066        50,088     50,088     55,598     49,757     49,757     55,231
         19                 25,270        54,997     54,997     59,947     54,600     54,600     59,514
         20                 26,533        60,374     60,374     65,808     59,929     59,929     65,323

         25                 33,864        96,251     96,251    102,027     95,241     95,241    100,956
         35                 55,160       244,638    244,638    256,871    233,186    233,186    244,846
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

18                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 55 MALE/55 FEMALE
                             INITIAL FACE: $44,053

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.27% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        10,331      9,349     44,053     10,331      9,349     44,053
          2                 11,025        10,668      9,705     44,053     10,668      9,705     44,053
          3                 11,576        11,010     10,067     44,053     11,010     10,067     44,053
          4                 12,155        11,356     10,586     44,053     11,356     10,586     44,053
          5                 12,763        11,705     10,958     44,053     11,705     10,958     44,053
          6                 13,401        12,064     11,544     44,053     12,055     11,535     44,053
          7                 14,071        12,436     11,943     44,053     12,405     11,912     44,053
          8                 14,775        12,820     12,556     44,053     12,751     12,487     44,053
          9                 15,513        13,217     12,984     44,053     13,090     12,858     44,053
         10                 16,289        13,628     13,628     44,053     13,419     13,419     44,053
         11                 17,103        14,122     14,122     44,053     13,787     13,787     44,053
         12                 17,959        14,636     14,636     44,053     14,140     14,140     44,053
         13                 18,856        15,169     15,169     44,053     14,473     14,473     44,053
         14                 19,799        15,723     15,723     44,053     14,780     14,780     44,053
         15                 20,789        16,299     16,299     44,053     15,056     15,056     44,053
         16                 21,829        16,896     16,896     44,053     15,290     15,290     44,053
         17                 22,920        17,517     17,517     44,053     15,471     15,471     44,053
         18                 24,066        18,161     18,161     44,053     15,581     15,581     44,053
         19                 25,270        18,831     18,831     44,053     15,601     15,601     44,053
         20                 26,533        19,526     19,526     44,053     15,509     15,509     44,053

         25                 33,864        23,426     23,426     44,053     12,293     12,293     44,053
         35                 55,160        33,832     33,832     44,053          0          0     44,053
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

STATEMENT OF ADDITIONAL INFORMATION                                           19
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 55 MALE/55 FEMALE
                             INITIAL FACE: $44,053

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.73% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500         9,742      8,773     44,053      9,742     8,773      44,053
          2                 11,025         9,484      8,544     44,053      9,484     8,544      44,053
          3                 11,576         9,224      8,312     44,053      9,224     8,312      44,053
          4                 12,155         8,961      8,226     44,053      8,961     8,226      44,053
          5                 12,763         8,703      7,994     44,053      8,693     7,984      44,053
          6                 13,401         8,452      7,967     44,053      8,419     7,934      44,053
          7                 14,071         8,207      7,745     44,053      8,135     7,674      44,053
          8                 14,775         7,968      7,728     44,053      7,838     7,599      44,053
          9                 15,513         7,736      7,516     44,053      7,524     7,306      44,053
         10                 16,289         7,509      7,509     44,053      7,189     7,189      44,053
         11                 17,103         7,325      7,325     44,053      6,854     6,854      44,053
         12                 17,959         7,144      7,144     44,053      6,484     6,484      44,053
         13                 18,856         6,968      6,968     44,053      6,075     6,075      44,053
         14                 19,799         6,794      6,794     44,053      5,618     5,618      44,053
         15                 20,789         6,625      6,625     44,053      5,106     5,106      44,053
         16                 21,829         6,459      6,459     44,053      4,525     4,525      44,053
         17                 22,920         6,296      6,296     44,053      3,860     3,860      44,053
         18                 24,066         6,137      6,137     44,053      3,088     3,088      44,053
         19                 25,270         5,981      5,981     44,053      2,181     2,181      44,053
         20                 26,533         5,828      5,828     44,053      1,110     1,110      44,053

         25                 33,864         5,111      5,111     44,053          0         0      44,053
         35                 55,160         3,881      3,881     44,053          0         0      44,053
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

20                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 65 MALE/65 FEMALE
                             INITIAL FACE: $27,778

  ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 12.00% (11.27% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        10,915      9,920     27,778     10,915      9,920     27,778
          2                 11,025        11,903     10,915     27,778     11,903     10,915     27,778
          3                 11,576        12,969     11,992     27,778     12,968     11,991     27,778
          4                 12,155        14,133     13,321     27,778     14,117     13,306     27,778
          5                 12,763        15,404     14,612     27,778     15,361     14,569     27,778
          6                 13,401        16,793     16,225     27,778     16,708     16,141     27,778
          7                 14,071        18,310     17,773     27,778     18,170     17,634     27,778
          8                 14,775        19,967     19,667     27,778     19,762     19,463     27,778
          9                 15,513        21,777     21,523     27,778     21,502     21,248     27,778
         10                 16,289        23,754     23,754     27,778     23,415     23,415     27,778
         11                 17,103        26,044     26,044     28,128     25,638     25,638     27,778
         12                 17,959        28,557     28,557     30,557     28,110     28,110     30,079
         13                 18,856        31,316     31,316     33,509     30,813     30,813     32,971
         14                 19,799        34,345     34,345     36,406     33,778     33,778     35,805
         15                 20,789        37,670     37,670     39,931     37,015     37,015     39,236
         16                 21,829        41,320     41,320     43,387     40,569     40,569     42,597
         17                 22,920        45,327     45,327     47,594     44,446     44,446     46,669
         18                 24,066        49,726     49,726     52,212     48,671     48,671     51,105
         19                 25,270        54,554     54,554     57,283     53,269     53,269     55,933
         20                 26,533        59,888     59,888     62,883     58,299     58,299     61,214

         25                 33,864        95,478     95,478    100,252     90,487     90,487     95,011
         35                 55,160       242,671    242,671    245,099    216,456    216,456    218,621
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 12%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

STATEMENT OF ADDITIONAL INFORMATION                                           21
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 65 MALE/65 FEMALE
                             INITIAL FACE: $27,778

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 6.00% (5.27% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        10,327      9,344     27,778     10,327      9,344     27,778
          2                 11,025        10,649      9,686     27,778     10,649      9,686     27,778
          3                 11,576        10,973     10,031     27,778     10,964     10,022     27,778
          4                 12,155        11,308     10,539     27,778     11,269     10,500     27,778
          5                 12,763        11,655     10,909     27,778     11,560     10,816     27,778
          6                 13,401        12,013     11,493     27,778     11,835     11,316     27,778
          7                 14,071        12,383     11,890     27,778     12,085     11,595     27,778
          8                 14,775        12,765     12,502     27,778     12,305     12,044     27,778
          9                 15,513        13,161     12,928     27,778     12,485     12,253     27,778
         10                 16,289        13,569     13,569     27,778     12,613     12,613     27,778
         11                 17,103        14,061     14,061     27,778     12,731     12,731     27,778
         12                 17,959        14,573     14,573     27,778     12,777     12,777     27,778
         13                 18,856        15,103     15,103     27,778     12,736     12,736     27,778
         14                 19,799        15,655     15,655     27,778     12,593     12,593     27,778
         15                 20,789        16,228     16,228     27,778     12,323     12,323     27,778
         16                 21,829        16,822     16,822     27,778     11,897     11,897     27,778
         17                 22,920        17,440     17,440     27,778     11,271     11,271     27,778
         18                 24,066        18,082     18,082     27,778     10,386     10,386     27,778
         19                 25,270        18,748     18,748     27,778      9,166      9,166     27,778
         20                 26,533        19,440     19,440     27,778      7,508      7,508     27,778

         25                 33,864        23,322     23,322     27,778          0          0     27,778
         35                 55,160        33,680     33,680     34,017          0          0     27,778
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 6% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 6%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

22                                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
--------------------------------------------------------------------------------
                MODIFIED SINGLE PREMIUM VARIABLE LIFE INSURANCE

                              LAST SURVIVOR OPTION
                            $10,000 INITIAL PREMIUM
                         ISSUE AGES: 65 MALE/65 FEMALE
                             INITIAL FACE: $27,778

   ASSUMING HYPOTHETICAL GROSS ANNUAL INVESTMENT RETURN OF 0.00% (-0.73% NET)

                           PREMIUM              CURRENT CHARGES*               GUARANTEED CHARGES**
       END OF            ACCUMULATED     ---------------------------------------------------------------
       POLICY           AT 5% INTEREST   ACCOUNT      CASH      DEATH     ACCOUNT      CASH      DEATH
        YEAR               PER YEAR       VALUE      VALUE     BENEFIT     VALUE      VALUE     BENEFIT
--------------------------------------------------------------------------------------------------------
          1                 10,500        9,738      8,769      27,778     9,738      8,769      27,778
          2                 11,025        9,464      8,525      27,778     9,464      8,525      27,778
          3                 11,576        9,194      8,283      27,778     9,177      8,266      27,778
          4                 12,155        8,930      8,196      27,778     8,870      8,137      27,778
          5                 12,763        8,673      7,964      27,778     8,541      7,834      27,778
          6                 13,401        8,422      7,938      27,778     8,183      7,701      27,778
          7                 14,071        8,178      7,717      27,778     7,787      7,329      27,778
          8                 14,775        7,940      7,701      27,778     7,343      7,107      27,778
          9                 15,513        7,708      7,489      27,778     6,838      6,621      27,778
         10                 16,289        7,482      7,482      27,778     6,255      6,255      27,778
         11                 17,103        7,299      7,299      27,778     5,600      5,600      27,778
         12                 17,959        7,119      7,119      27,778     4,826      4,826      27,778
         13                 18,856        6,943      6,943      27,778     3,911      3,911      27,778
         14                 19,799        6,770      6,770      27,778     2,824      2,824      27,778
         15                 20,789        6,601      6,601      27,778     1,530      1,530      27,778
         16                 21,829        6,436      6,436      27,778         0          0      27,778
         17                 22,920        6,273      6,273      27,778         0          0      27,778
         18                 24,066        6,115      6,115      27,778         0          0      27,778
         19                 25,270        5,959      5,959      27,778         0          0      27,778
         20                 26,533        5,807      5,807      27,778         0          0      27,778

         25                 33,864        5,091      5,091      27,778         0          0      27,778
         35                 55,160        3,865      3,865      27,778         0          0      27,778
--------------------------------------------------------------------------------------------------------

 *These values reflect investment results using current cost of insurance rates, administrative fees, and mortality and expense risk rates.
**These values reflect investment results using guaranteed cost of insurance rates, administrative fees, and mortality and expense risk rates.

THE HYPOTHETICAL INVESTMENT RESULTS SHOWN ABOVE AND ELSEWHERE IN THIS PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF ACTUAL INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGE 0% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL POLICY YEARS. THE DEATH BENEFIT, ACCOUNT VALUE AND CASH SURRENDER VALUE FOR A POLICY WOULD ALSO BE DIFFERENT FROM THOSE SHOWN, DEPENDING ON THE INVESTMENT ALLOCATIONS MADE TO THE SEPARATE ACCOUNTS AND THE RATES OF RETURN OF THE SEPARATE ACCOUNT IF THE ACTUAL RATES OF INVESTMENT RETURN APPLICABLE TO THE POLICY AVERAGED 0%, BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR THE SEPARATE ACCOUNT. NO REPRESENTATION CAN BE MADE THAT THIS HYPOTHETICAL RATE OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Hartford Life and Annuity Insurance Company
Separate Account Five and to the Owners of Units of Interest therein:

We have audited the accompanying statements of assets and liabilities of Hartford Life and Annuity Insurance Company Separate Account Five (Bond Fund, Stock Fund, Money Market Fund, Advisers Fund, Capital Appreciation Fund, Mortgage Securities Fund, Index Fund, International Opportunities Fund, Dividend and Growth Fund, International Advisers Fund, Small Company Fund, MidCap Fund, Growth and Income Fund, Global Leaders Fund and High Yield Fund) (collectively, the Account) as of December 31, 1999, and the related statements of operations and the statements of changes in net assets for the periods presented. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 1999, and the results of their operations and the changes in their net assets for the periods presented in conformity with generally accepted accounting principles.

Hartford, Connecticut
February 17, 2000                                            ARTHUR ANDERSEN LLP

SEPARATE ACCOUNT FIVE -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Statements of Assets & Liabilities
--------------------------------------------------------------------------------

 December 31, 1999                  Bond Fund     Stock Fund    Money Market    Advisers      Capital     Mortgage    Index Fund
                                    Sub-Account   Sub-Account   Fund            Fund          Appreciation Securities Sub-Account
                                                                Sub-Account     Sub-Account   Fund        Fund
                                                                                              Sub-Account Sub-Account
 -----------------------------------------------------------------------------------------------------------------------------------
 ASSETS:
 Investments
 -----------------------------------------------------------------------------------------------------------------------------------
 HARTFORD BOND HLS FUND, INC. -
 CLASS IA
  Shares 7,719,146
  Cost $8,086,111
  ..................................................................................................................................
    Market Value                     $7,671,769   $        --    $        --    $        --   $       --  $      --    $        --
 -----------------------------------------------------------------------------------------------------------------------------------
 HARTFORD STOCK HLS FUND, INC. -
 CLASS IA
  Shares 10,582,563
  Cost $51,760,070
  ..................................................................................................................................
    Market Value                             --    75,637,682             --             --           --         --             --
 -----------------------------------------------------------------------------------------------------------------------------------
 HARTFORD MONEY MARKET HLS
 FUND, INC. - CLASS IA
  Shares 21,162,511
  Cost $21,162,511
  ..................................................................................................................................
    Market Value                             --            --     21,162,511             --           --         --             --
 -----------------------------------------------------------------------------------------------------------------------------------
 HARTFORD ADVISERS HLS FUND, INC.
 -CLASS IA
  Shares 27,392,045
  Cost $65,975,867
  ..................................................................................................................................
    Market Value                             --            --             --     81,211,223           --         --             --
 -----------------------------------------------------------------------------------------------------------------------------------
 HARTFORD CAPITAL APPRECIATION HLS
 FUND, INC. - CLASS IA
  Shares 11,637,066
  Cost $45,242,186
  ..................................................................................................................................
    Market Value                             --            --             --             --   70,932,432         --             --
 -----------------------------------------------------------------------------------------------------------------------------------
 HARTFORD MORTGAGE SECURITIES HLS
 FUND, INC. - CLASS IA
  Shares 1,868,313
  Cost $2,011,720
  ..................................................................................................................................
    Market Value                             --            --             --             --           --  1,942,099             --
 -----------------------------------------------------------------------------------------------------------------------------------
 HARTFORD INDEX HLS FUND, INC. -
 CLASS IA
  Shares 5,084,840
  Cost $13,243,433
  ..................................................................................................................................
    Market Value                             --            --             --             --           --         --     21,299,277
 -----------------------------------------------------------------------------------------------------------------------------------
 Due from Hartford Life and
  Annuity Insurance Company                  --            --         79,850          3,257           --         --             --
  ..................................................................................................................................
 Receivable from fund shares sold            --         4,373             --             --        2,296         --             --
  ..................................................................................................................................
 Total Assets                         7,671,769    75,642,055     21,242,361     81,214,480   70,934,728  1,942,099     21,299,277
  ..................................................................................................................................
 LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                          --         4,093             --             --        3,806         --            197
  ..................................................................................................................................
 Payable for fund shares purchased           --            --         78,989          3,116           --         --             --
  ..................................................................................................................................
 TOTAL LIABILITIES                           --         4,093         78,989          3,116        3,806         --            197
 -----------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS (VARIABLE LIFE
 CONTRACT LIABILITIES)               $7,671,769   $75,637,962    $21,163,372    $81,211,364   $70,930,922 $1,942,099   $21,299,080
 -----------------------------------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT FIVE -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

--------------------------------------------------------------------------------

 December 31, 1999                  International  Dividend and  International  Small        MidCap     Growth and  Global
                                    Opportunities  Growth Fund   Advisers Fund  Company      Fund       Income      Leaders
                                    Fund           Sub-Account   Sub-Account    Fund         Sub-Account Fund       Fund
                                    Sub-Account                                 Sub-Account             Sub-Account Sub-Account
 --------------------------------------------------------------------------------------------------------------------------------
 ASSETS:
 Investments
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC. -
 CLASS IA
  Shares 10,810,593
  Cost $14,642,754
  ...............................................................................................................................
    Market Value                     $20,279,970   $        --    $       --    $        --  $       -- $      --    $        --
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC. - CLASS IA
  Shares 16,919,650
  Cost $28,590,115
  ...............................................................................................................................
    Market Value                              --    36,357,418            --             --          --        --             --
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD INTERNATIONAL ADVISERS
 HLS FUND, INC. - CLASS IA
  Shares 3,493,615
  Cost $4,009,746
  ...............................................................................................................................
    Market Value                              --            --     4,879,501             --          --        --             --
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD SMALL COMPANY HLS
 FUND, INC. - CLASS IA
  Shares 2,695,999
  Cost $3,442,968
  ...............................................................................................................................
    Market Value                              --            --            --      5,898,244          --        --             --
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD MIDCAP HLS FUND, INC. -
 CLASS IA
  Shares 1,974,262
  Cost $3,065,877
  ...............................................................................................................................
    Market Value                              --            --            --             --   4,054,145        --             --
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD GROWTH AND INCOME HLS
 FUND - CLASS IA
  Shares 758,263
  Cost $973,025
  ...............................................................................................................................
    Market Value                              --            --            --             --          -- 1,085,563             --
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL LEADERS HLS FUND
 -CLASS IA
  Shares 775,652
  Cost $1,177,654
  ...............................................................................................................................
    Market Value                              --            --            --             --          --        --      1,483,743
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD HIGH YIELD HLS FUND -
 CLASS IA
  Shares 392,104
  Cost $410,645
    Market Value                              --            --            --             --          --        --             --
 --------------------------------------------------------------------------------------------------------------------------------
 Due from Hartford Life and
  Annuity Insurance Company                   --           267            --             --          --        --             --
  ...............................................................................................................................
 Receivable from fund shares sold          2,049            --            --          6,922       9,396        --             --
  ...............................................................................................................................
 Total Assets                         20,282,019    36,357,685     4,879,501      5,905,166   4,063,541 1,085,563      1,483,743
  ...............................................................................................................................
 LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                        2,138            --            94          6,993       9,397        --             --
  ...............................................................................................................................
 TOTAL LIABILITIES                         2,138            --            94          6,993       9,397        --             --
 --------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS (VARIABLE LIFE
 CONTRACT LIABILITIES)               $20,279,881   $36,357,685    $4,879,407    $ 5,898,173  $4,054,144 $1,085,563   $ 1,483,743
 --------------------------------------------------------------------------------------------------------------------------------

 December 31, 1999                  High Yield
                                    Fund
                                    Sub-Account

 ----------------------------------------------------------
 ASSETS:
 Investments
 ----------------------------------------------------------------------
 HARTFORD INTERNATIONAL
 OPPORTUNITIES HLS FUND, INC. -
 CLASS IA
  Shares 10,810,593
  Cost $14,642,754
  ................................
    Market Value                     $     --
 ----------------------------------------------------------------------------------
 HARTFORD DIVIDEND AND GROWTH HLS
 FUND, INC. - CLASS IA
  Shares 16,919,650
  Cost $28,590,115
  ................................
    Market Value                           --
 ----------------------------------------------------------------------------------------------
 HARTFORD INTERNATIONAL ADVISERS
 HLS FUND, INC. - CLASS IA
  Shares 3,493,615
  Cost $4,009,746
  ................................
    Market Value                           --
 ----------------------------------------------------------------------------------------------------------
 HARTFORD SMALL COMPANY HLS
 FUND, INC. - CLASS IA
  Shares 2,695,999
  Cost $3,442,968
  ................................
    Market Value                           --
 ----------------------------------------------------------------------------------------------------------------------
 HARTFORD MIDCAP HLS FUND, INC. -
 CLASS IA
  Shares 1,974,262
  Cost $3,065,877
  ................................
    Market Value                           --
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD GROWTH AND INCOME HLS
 FUND - CLASS IA
  Shares 758,263
  Cost $973,025
  ................................
    Market Value                           --
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD GLOBAL LEADERS HLS FUND
 -CLASS IA
  Shares 775,652
  Cost $1,177,654
  ................................
    Market Value                           --
 --------------------------------------------------------------------------------------------------------------------------------
 HARTFORD HIGH YIELD HLS FUND -
 CLASS IA
  Shares 392,104
  Cost $410,645
    Market Value                      394,013
 --------------------------------------------------------------------------------------------------------------------------------
 Due from Hartford Life and
  Annuity Insurance Company                --
  ................................
 Receivable from fund shares sold          --
  ................................
 Total Assets                         394,013
  ................................
 LIABILITIES:
 Due to Hartford Life and Annuity
  Insurance Company                        --
  ................................
 TOTAL LIABILITIES                         --
 --------------------------------------------------------------------------------------------------------------------------------
 NET ASSETS (VARIABLE LIFE
 CONTRACT LIABILITIES)               $394,013
 --------------------------------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT FIVE -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

 ----------------------------------------------------------------------------------
 December 31, 1999                             Units        Unit       Contract
                                               Owned by     Price      Liability
                                               Participants
 ----------------------------------------------------------------------------------
 Deferred Annuity Contracts in the
  Accumulation Period:
 Group Sub-Accounts:
  Bond Fund Sub-Account                         5,304,549   $1.446262  $  7,671,769
  .................................................................................
  Stock Fund Sub-Account                       21,819,711    3.466497    75,637,962
  .................................................................................
  Money Market Fund Sub-Account                16,383,083    1.291782    21,163,372
  .................................................................................
  Advisers Fund Sub-Account                    31,824,493    2.551851    81,211,364
  .................................................................................
  Capital Appreciation Fund Sub-Account        23,314,341    3.042373    70,930,922
  .................................................................................
  Mortgage Securities Fund Sub-Account          1,346,482    1.442350     1,942,099
  .................................................................................
  Index Fund Sub-Account                        6,268,571    3.397757    21,299,080
  .................................................................................
  International Opportunities Fund
    Sub-Account                                 9,743,731    2.081326    20,279,881
  .................................................................................
  Dividend and Growth Fund Sub-Account         13,488,800    2.695398    36,357,685
  .................................................................................
  International Advisers Fund Sub-Account       2,558,005    1.907505     4,879,407
  .................................................................................
  Small Company Fund Sub-Account                2,737,744    2.154392     5,898,173
  .................................................................................
  MidCap Fund Sub-Account                       2,029,925    1.997189     4,054,144
  .................................................................................
  Growth and Income Fund Sub-Account              774,198    1.402176     1,085,563
  .................................................................................
  Global Leaders Fund Sub-Account                 748,239    1.982981     1,483,743
  .................................................................................
  High Yield Fund Sub-Account                     362,505    1.086917       394,013
  .................................................................................
 GRAND TOTAL                                                           $354,289,177
 ----------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT FIVE -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Statements of Operations
--------------------------------------------------------------------------------

 For the Year Ended                 Bond Fund    Stock Fund    Money        Advisers     Capital     Mortgage  Index Fund
 December 31, 1999                  Sub-Account  Sub-Account   Market       Fund         Appreciation Securities Sub-Account
                                                               Fund         Sub-Account  Fund        Fund
                                                               Sub-Account               Sub-Account Sub-Account
 ---------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME:
  Dividends                          $ 419,600   $   516,388    $767,397    $1,692,849   $  215,458  $108,544   $  201,102
  ..........................................................................................................................
  Capital gains income                  45,235     4,959,958         353     5,512,773    3,330,568       --       289,134
  ..........................................................................................................................
 NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
  ..........................................................................................................................
  Net realized (loss) gain on
    security transactions               (6,510)       (5,932)         --       (30,425)      32,011  (10,251)        4,046
  ..........................................................................................................................
  Net unrealized (depreciation)
    appreciation of investments
    during the period                 (605,391)    6,441,388          --       239,692   15,536,343  (65,765)    3,066,971
  ..........................................................................................................................
  Net (loss) gain on investments      (611,901)    6,435,456          --       209,267   15,568,354  (76,016)    3,071,017
 ---------------------------------------------------------------------------------------------------------------------------
 NET (DECREASE) INCREASE IN NET
   ASSETS RESULTING FROM
   OPERATIONS                        $(147,066)  $11,911,802    $767,750    $7,414,889   $19,114,380 $32,528    $3,561,253
 ---------------------------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT FIVE -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

--------------------------------------------------------------------------------

 For the Year Ended                 International Dividend     International Small       MidCap     Growth and  Global
 December 31, 1999                  Opportunities and          Advisers     Company      Fund       Income      Leaders
                                    Fund          Growth Fund  Fund         Fund         Sub-Account Fund       Fund
                                    Sub-Account   Sub-Account  Sub-Account  Sub-Account             Sub-Account Sub-Account
 ----------------------------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME:
  Dividends                          $  193,868   $  582,664    $ 86,268    $       --   $       -- $   2,731    $     1,956
  ...........................................................................................................................
  Capital gains income                       --    1,358,573          --         8,748      170,046     6,287          7,635
  ...........................................................................................................................
 NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
  ...........................................................................................................................
  Net realized gain (loss) on
    security transactions                76,436      (21,433)      5,981        58,301         (659)      (648)         (838)
  ...........................................................................................................................
  Net unrealized appreciation
    (depreciation) of investments
    during the period                 5,566,961     (111,720)    820,238     2,189,838      851,495   106,011        303,116
  ...........................................................................................................................
  Net gain (loss) on investments      5,643,397     (133,153)    826,219     2,248,139      850,836   105,363        302,278
 ----------------------------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS         $5,837,265   $1,808,084    $912,487    $2,256,887   $1,020,882 $ 114,381    $   311,869
 ----------------------------------------------------------------------------------------------------------------------------

 For the Year Ended                 High Yield
 December 31, 1999                  Fund
                                    Sub-Account

 ----------------------------------------------------------
 INVESTMENT INCOME:
  Dividends                          $ 22,004
  ................................
  Capital gains income                      7
  ................................
 NET REALIZED AND UNREALIZED GAIN
   (LOSS) ON INVESTMENTS:
  ................................
  Net realized gain (loss) on
    security transactions                 197
  ................................
  Net unrealized appreciation
    (depreciation) of investments
    during the period                 (16,392)
  ................................
  Net gain (loss) on investments      (16,195)
 ----------------------------------------------------------------------
 NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS         $  5,816
 ----------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT FIVE -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

 For the Year Ended                 Bond Fund     Stock Fund    Money Market    Advisers      Capital     Mortgage    Index Fund
 December 31, 1999                  Sub-Account   Sub-Account   Fund            Fund          Appreciation Securities Sub-Account
                                                                Sub-Account     Sub-Account   Fund        Fund
                                                                                              Sub-Account Sub-Account
 -----------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS:
  Net investment income              $  419,600   $   516,388    $   767,397    $ 1,692,849   $  215,458  $ 108,544    $   201,102
  ..................................................................................................................................
  Capital gains income                   45,235     4,959,958            353      5,512,773    3,330,568         --        289,134
  ..................................................................................................................................
  Net realized (loss) gain on
    security transactions                (6,510)       (5,932)            --        (30,425)      32,011    (10,251)         4,046
  ..................................................................................................................................
  Net unrealized (depreciation)
    appreciation of investments
    during the period                  (605,391)    6,441,388             --        239,692   15,536,343    (65,765)     3,066,971
  ..................................................................................................................................
  Net (decrease) increase in net
    assets resulting from
    operations                         (147,066)   11,911,802        767,750      7,414,889   19,114,380     32,528      3,561,253
  ..................................................................................................................................
 UNIT TRANSACTIONS:
  Purchases                              20,022        20,079     48,649,661             70       20,492         --             --
  ..................................................................................................................................
  Net transfers                       1,893,700    10,958,293    (39,998,316)    12,656,798    4,057,125    114,902      2,416,134
  ..................................................................................................................................
  Surrenders                           (533,322)   (2,535,149)      (860,950)    (2,572,156)  (1,687,173)  (366,384)      (717,510)
  ..................................................................................................................................
  Net loan activity                     (41,245)     (241,644)    (2,124,911)      (271,016)    (156,498)  (100,182)       (86,764)
  ..................................................................................................................................
  Cost of insurance                    (108,110)     (977,799)      (322,782)    (1,125,122)    (872,690)   (33,794)      (293,219)
  ..................................................................................................................................
  Net increase (decrease) in net
    assets resulting from unit
    transactions                      1,231,045     7,223,780      5,342,702      8,688,574    1,361,256   (385,458)     1,318,641
  ..................................................................................................................................
  Net increase (decrease) in net
    assets                            1,083,979    19,135,582      6,110,452     16,103,463   20,475,636   (352,930)     4,879,894
  ..................................................................................................................................
 NET ASSETS:
  Beginning of period                 6,587,790    56,502,380     15,052,920     65,107,901   50,455,286  2,295,029     16,419,186
 -----------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                      $7,671,769   $75,637,962    $21,163,372    $81,211,364   $70,930,922 $1,942,099   $21,299,080
 -----------------------------------------------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT FIVE -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

--------------------------------------------------------------------------------

 For the Year Ended                 International  Dividend and  International  Small        MidCap     Growth and  Global
 December 31, 1999                  Opportunities  Growth Fund   Advisers Fund  Company      Fund       Income      Leaders
                                    Fund           Sub-Account   Sub-Account    Fund         Sub-Account Fund       Fund
                                    Sub-Account                                 Sub-Account             Sub-Account Sub-Account
 --------------------------------------------------------------------------------------------------------------------------------
 OPERATIONS:
  Net investment income              $   193,868   $   582,664    $   86,268    $       --   $       -- $   2,731    $    1,956
  ...............................................................................................................................
  Capital gains income                        --     1,358,573            --         8,748      170,046     6,287         7,635
  ...............................................................................................................................
  Net realized gain (loss) on
    security transactions                 76,436       (21,433)        5,981        58,301         (659)      (648)        (838)
  ...............................................................................................................................
  Net unrealized appreciation
    (depreciation) of investments
    during the period                  5,566,961      (111,720)      820,238     2,189,838      851,495   106,011       303,116
  ...............................................................................................................................
  Net increase in net assets
    resulting from operations          5,837,265     1,808,084       912,487     2,256,887    1,020,882   114,381       311,869
  ...............................................................................................................................
 UNIT TRANSACTIONS:
  Purchases                               30,000        30,000            55        20,000       20,000    20,000            --
  ...............................................................................................................................
  Net transfers                         (115,619)    1,862,826       395,265     1,247,576    2,225,928   845,861     1,093,472
  ...............................................................................................................................
  Surrenders                            (415,482)   (1,252,128)      (63,881)      (42,122)     (26,590)    (5,249)      (7,549)
  ...............................................................................................................................
  Net loan activity                      (67,371)      (88,629)      (22,926)      (20,135)      (2,563)   (25,056)       7,303
  ...............................................................................................................................
  Cost of insurance                     (253,665)     (551,075)      (66,079)      (60,079)     (31,836)    (8,077)      (7,337)
  ...............................................................................................................................
  Net (decrease) increase in net
    assets resulting from unit
    transactions                        (822,137)          994       242,434     1,145,240    2,184,939   827,479     1,085,889
  ...............................................................................................................................
  Net increase in net assets           5,015,128     1,809,078     1,154,921     3,402,127    3,205,821   941,860     1,397,758
  ...............................................................................................................................
 NET ASSETS:
  Beginning of period                 15,264,753    34,548,607     3,724,486     2,496,046      848,323   143,703        85,985
 --------------------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                      $20,279,881   $36,357,685    $4,879,407    $5,898,173   $4,054,144 $1,085,563   $1,483,743
 --------------------------------------------------------------------------------------------------------------------------------

 For the Year Ended                 High Yield
 December 31, 1999                  Fund
                                    Sub-Account

 ----------------------------------------------------------
 OPERATIONS:
  Net investment income              $ 22,004
  ................................
  Capital gains income                      7
  ................................
  Net realized gain (loss) on
    security transactions                 197
  ................................
  Net unrealized appreciation
    (depreciation) of investments
    during the period                 (16,392)
  ................................
  Net increase in net assets
    resulting from operations           5,816
  ................................
 UNIT TRANSACTIONS:
  Purchases                            20,000
  ................................
  Net transfers                       346,031
  ................................
  Surrenders                           (3,575)
  ................................
  Net loan activity                     4,381
  ................................
  Cost of insurance                    (3,224)
  ................................
  Net (decrease) increase in net
    assets resulting from unit
    transactions                      363,613
  ................................
  Net increase in net assets          369,429
  ................................
 NET ASSETS:
  Beginning of period                  24,584
 ----------------------------------------------------------------------
  END OF PERIOD                      $394,013
 ----------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT FIVE -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

Statements of Changes in Net Assets
--------------------------------------------------------------------------------

 For the Year Ended                 Bond Fund     Stock Fund    Money Market     Advisers      Capital     Mortgage
 December 31, 1998                  Sub-Account   Sub-Account   Fund             Fund          Appreciation Securities
                                                                Sub-Account      Sub-Account   Fund        Fund
                                                                                               Sub-Account Sub-Account
 --------------------------------------------------------------------------------------------------------------------
 OPERATIONS:
  Net investment income              $  310,867   $   425,157    $    563,092    $ 1,280,919   $  268,384  $ 139,853
  ...................................................................................................................
  Capital gains income                       --     1,195,486             190      1,465,098    2,761,262         --
  ...................................................................................................................
  Net realized gain (loss) on
    security transactions                   337       (29,330)             --         (9,456)      28,295      1,924
  ...................................................................................................................
  Net unrealized appreciation
    (depreciation) of investments
    during the period                    62,577    10,654,625              --      8,649,288    3,751,151    (25,693)
  ...................................................................................................................
  Net increase in net assets
    resulting from operations           373,781    12,245,938         563,282     11,385,849    6,809,092    116,084
  ...................................................................................................................
 UNIT TRANSACTIONS:
  Purchases                              46,311        16,926      62,062,192         32,794       16,742         --
  ...................................................................................................................
  Net transfers                       3,067,527    13,961,989     (54,690,953)    15,334,793    4,545,203    589,382
  ...................................................................................................................
  Surrenders                           (107,425)   (1,506,358)     (1,724,767)    (1,683,040)  (1,471,654)   (31,118)
  ...................................................................................................................
  Net loan activity                     (11,064)     (140,475)     (2,052,054)      (407,150)    (324,672)    (8,665)
  ...................................................................................................................
  Cost of insurance                     (33,445)     (260,595)       (112,624)      (328,975)    (284,868)   (11,916)
  ...................................................................................................................
  Net increase in net assets
    resulting from unit
    transactions                      2,961,904    12,071,487       3,481,794     12,948,422    2,480,751    537,683
  ...................................................................................................................
  Net increase in net assets          3,335,685    24,317,425       4,045,076     24,334,271    9,289,843    653,767
  ...................................................................................................................
 NET ASSETS:
  Beginning of period                 3,252,105    32,184,955      11,007,844     40,773,630   41,165,443  1,641,262
 --------------------------------------------------------------------------------------------------------------------
  END OF PERIOD                      $6,587,790   $56,502,380    $ 15,052,920    $65,107,901   $50,455,286 $2,295,029
 --------------------------------------------------------------------------------------------------------------------

 For the Year Ended                 Index Fund
 December 31, 1998                  Sub-Account

 ----------------------------------------------------------------
 OPERATIONS:
  Net investment income              $   132,802
  ................................
  Capital gains income                   272,547
  ................................
  Net realized gain (loss) on
    security transactions                (21,988)
  ................................
  Net unrealized appreciation
    (depreciation) of investments
    during the period                  2,904,724
  ................................
  Net increase in net assets
    resulting from operations          3,288,085
  ................................
 UNIT TRANSACTIONS:
  Purchases                               10,249
  ................................
  Net transfers                        3,377,452
  ................................
  Surrenders                            (708,786)
  ................................
  Net loan activity                     (138,230)
  ................................
  Cost of insurance                      (86,318)
  ................................
  Net increase in net assets
    resulting from unit
    transactions                       2,454,367
  ................................
  Net increase in net assets           5,742,452
  ................................
 NET ASSETS:
  Beginning of period                 10,676,734
 -------------------------------------------------------------------------------
  END OF PERIOD                      $16,419,186
 ----------------------------------------------------------------------------------------------

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT FIVE -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

--------------------------------------------------------------------------------

 For the Year Ended                 International  Dividend and  International  Small        MidCap   Growth and  Global
 December 31, 1998                  Opportunities  Growth Fund   Advisers Fund  Company      Fund     Income      Leaders
                                    Fund           Sub-Account   Sub-Account    Fund         Sub-Account Fund     Fund
                                    Sub-Account                                 Sub-Account           Sub-Account** Sub-Account***
 ----------------------------------------------------------------------------------------------------------------------------
 OPERATIONS:
  Net investment income              $   198,529   $   544,970    $  285,452    $       --   $     4   $    542     $   101
  ...........................................................................................................................
  Capital gains income                   823,226       871,742        67,948        17,778        --         --       2,088
  ...........................................................................................................................
  Net realized (loss) gain on
    security transactions                 (4,950)        1,267           567        (1,718)   (3,505)        16           4
  ...........................................................................................................................
  Net unrealized appreciation
    (depreciation) of investments
    during the period                    562,948     2,960,422        13,314       272,458   133,792      6,525       2,975
  ...........................................................................................................................
  Net increase in net assets
    resulting from operations          1,579,753     4,378,401       367,281       288,518   130,291      7,083       5,168
  ...........................................................................................................................
 UNIT TRANSACTIONS:
  Purchases                                   11        10,000            --            --        --      1,000       2,000
  ...........................................................................................................................
  Net transfers                        2,336,307     8,163,378     1,048,999     1,383,287   645,414    135,859      78,949
  ...........................................................................................................................
  Surrenders                            (500,386)     (866,498)      (98,488)     (109,974)   (4,632)      (172)       (105)
  ...........................................................................................................................
  Net loan activity                      (71,420)     (327,128)      (36,658)      (44,570)  (11,492)        --          --
  ...........................................................................................................................
  Cost of insurance                      (89,406)     (185,670)      (20,129)      (10,508)   (2,955)       (67)        (27)
  ...........................................................................................................................
  Net increase in net assets
    resulting from unit
    transactions                       1,675,106     6,794,082       893,724     1,218,235   626,335    136,620      80,817
  ...........................................................................................................................
  Net increase in net assets           3,254,859    11,172,483     1,261,005     1,506,753   756,626    143,703      85,985
  ...........................................................................................................................
 NET ASSETS:
  Beginning of period                 12,009,894    23,376,124     2,463,481       989,293    91,697         --          --
  ...........................................................................................................................
  END OF PERIOD                      $15,264,753   $34,548,607    $3,724,486    $2,496,046   $848,323  $143,703     $85,985
 ----------------------------------------------------------------------------------------------------------------------------

 For the Year Ended                 High Yield
 December 31, 1998                  Fund
                                    Sub-Account***

 -------------------------------------------------------------------------------------------------------------
 OPERATIONS:
  Net investment income               $   451
  ................................
  Capital gains income                     --
  ................................
  Net realized (loss) gain on
    security transactions                  --
  ................................
  Net unrealized appreciation
    (depreciation) of investments
    during the period                    (240)
  ................................
  Net increase in net assets
    resulting from operations             211
  ................................
 UNIT TRANSACTIONS:
  Purchases                             2,000
  ................................
  Net transfers                        22,414
  ................................
  Surrenders                              (29)
  ................................
  Net loan activity                        --
  ................................
  Cost of insurance                       (12)
  ................................
  Net increase in net assets
    resulting from unit
    transactions                       24,373
  ................................
  Net increase in net assets           24,584
  ................................
 NET ASSETS:
  Beginning of period                      --
  ................................
  END OF PERIOD                       $24,584
 -------------------------------------------------------------------------------------------------------------------------

 **From inception, June 1, 1998 to December 31, 1998.
***From inception, September 30, 1998 to December 31, 1998.

   THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

SEPARATE ACCOUNT FIVE -- HARTFORD LIFE AND ANNUITY INSURANCE COMPANY Notes to Financial Statements
December 31, 1999

1.  ORGANIZATION:

Separate Account Five (the Account) is a separate investment account within Hartford Life & Annuity Insurance Company (the Company) and is registered with the Securities and Exchange Commission (SEC) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The Account invests deposits by variable life contractholders of the Company in various mutual funds (the Funds) as directed by the contractholders.

2.  SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies of the Account, which are in accordance with generally accepted accounting principles in the investment company industry:

A) SECURITY TRANSACTIONS -- Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed on the basis of identified cost of the fund shares sold. Dividend and capital gains income is accrued as of the ex-dividend date. Capital gains income represents those dividends from the Funds which are characterized as capital gains under tax regulations.

B) SECURITY VALUATION -- The investments in shares of the Funds are valued at the closing net asset value per share as determined by the appropriate Fund as of December 31, 1999.

C) UNIT TRANSACTIONS -- Unit transactions are executed based on the unit values calculated at the close of the business day.

D) FEDERAL INCOME TAXES -- The operations of the Account form a part of, and are taxed with, the total operations of the Company, which is taxed as an insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the operations of the Account.

E) USE OF ESTIMATES -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the period. Operating results in the future could vary from the amounts derived from management's estimates.

3.  ADMINISTRATION OF THE ACCOUNT AND RELATED CHARGES:

Certain amounts are deducted from the contracts, as described below:

A) COST OF INSURANCE CHARGE -- In accordance with the terms of the contracts, the Company makes deductions for costs of insurance to cover the Company's anticipated mortality costs. Because a policy's account value and death benefit may vary from month to month, the cost of insurance charge may also vary.

B) MORTALITY AND EXPENSE RISK CHARGE -- The Company will make deductions at a maximum annual rate of 0.90% of the contract's value for the mortality and expense risks which the company undertakes. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

C) TAX EXPENSE CHARGE -- If applicable, the Company will make deductions at a maximum rate of 4.0% of the contract's value to meet premium tax requirements. An additional tax charge based on a percentage of the contract's value may be assessed to partial withdrawals or surrenders. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

D) ADMINISTRATIVE CHARGE -- The Company will make deductions to cover administrative expenses at a maximum annual rate of 0.25% of the contract's value. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

E) ANNUAL MAINTENANCE FEE -- An annual maintenance fee in the amount of $30 may be deducted from the contract's value each contract year. However, this fee is not applicable to contracts with values of $50,000 or more, as determined on the most recent contract anniversary. These expenses are included in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
              ----------------------------------------------------

To the Board of Directors of
Hartford Life and Annuity Insurance Company:

We have audited the accompanying statutory balance sheets of Hartford Life and Annuity Insurance Company (a Connecticut Corporation and wholly owned subsidiary of Hartford Life Insurance Company) (the Company) as of December 31, 1999 and 1998, and the related statutory statements of operations, changes in capital and surplus, and cash flows for each of the three years in the period ended December 31, 1999. These statutory financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these statutory financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The Company presents its financial statements in conformity with statutory accounting practices as described in Note 2 of notes to statutory financial statements. When financial statements are presented for purposes other than for filing with a regulatory agency, auditing standards generally accepted in the United States require that an auditors' report on them state whether they are presented in conformity with accounting principles generally accepted in the United States. The accounting practices used by the Company vary from accounting principles generally accepted in the United States as explained and quantified in Note 2.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the statutory financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of the Company as of December 31, 1999 and 1998, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 1999.

In our opinion, the statutory financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 1999 and 1998, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1999 in conformity with statutory accounting practices as described in Note 2.

Hartford, Connecticut
January 31, 2000                                             ARTHUR ANDERSEN LLP

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                                 BALANCE SHEETS
                               (STATUTORY BASIS)
                                     ($000)
            --------------------------------------------------------

                                                                        AS OF DECEMBER 31,
------------------------------------------------------------------------------------------------
                                                                      1999              1998
------------------------------------------------------------------------------------------------
ASSETS
  Bonds                                                            $ 1,465,815       $ 1,453,792
  Common stocks                                                         42,430            40,650
  Mortgage loans                                                        63,784            59,548
  Policy loans                                                          59,429            47,212
  Cash and short-term investments                                      267,579           469,955
------------------------------------------------------------------------------------------------
  Other invested assets                                                  2,892             2,188
------------------------------------------------------------------------------------------------
  Total cash and invested assets                                     1,901,929         2,073,345
  Investment income due and accrued                                     21,069            20,126
  Other assets                                                          39,576            45,691
  Separate account assets                                           44,865,042        32,876,278
------------------------------------------------------------------------------------------------
                                                TOTAL ASSETS       $46,827,616       $35,015,440
------------------------------------------------------------------------------------------------
LIABILITIES
  Aggregate reserves for future benefits                           $   591,621       $   579,140
  Policy and contract claim liabilities                                  7,677             5,667
  Liability for premium and other deposit funds                      1,969,262         2,011,672
  Asset valuation reserve                                                4,935            21,782
  Payable to affiliates                                                 14,084            19,271
  Accrued expense allowances and other amounts due from
   separate accounts                                                (1,377,927)       (1,173,513)
  Remittances and items not allocated                                  111,582            87,449
  Other liabilities                                                    118,464           111,182
  Separate account liabilities                                      44,865,042        32,876,278
------------------------------------------------------------------------------------------------
                                           TOTAL LIABILITIES        46,304,740        34,538,928
------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS
  Common stock                                                           2,500             2,500
  Gross paid-in and contributed surplus                                226,043           226,043
  Unassigned funds                                                     294,333           247,969
------------------------------------------------------------------------------------------------
                                   TOTAL CAPITAL AND SURPLUS           522,876           476,512
------------------------------------------------------------------------------------------------
                      TOTAL LIABILITIES, CAPITAL AND SURPLUS       $46,827,616       $35,015,440
------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of these statutory basis financial statements.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF OPERATIONS
                               (STATUTORY BASIS)
                                     ($000)
            --------------------------------------------------------

                                                                     FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------
                                                                      1999         1998         1997
-------------------------------------------------------------------------------------------------------
REVENUES
  Premiums and annuity considerations                              $  621,789   $  469,343   $  296,645
  Annuity and other fund deposits                                   2,991,363    2,051,251    1,981,246
  Net investment income                                               122,322      129,982      102,285
  Commissions and expense allowances on reinsurance ceded             379,905      444,241      396,921
  Reserve adjustment on reinsurance ceded                           1,411,342    3,185,590    3,672,076
  Fee income                                                          647,565      448,260      290,675
  Other revenues                                                          842        9,930       (2,043)
-------------------------------------------------------------------------------------------------------
                                              TOTAL REVENUES        6,175,128    6,738,597    6,737,805
-------------------------------------------------------------------------------------------------------
BENEFITS AND EXPENSES
  Death and annuity benefits                                           47,372       43,152       65,961
  Disability and other benefits                                         6,270        6,352        7,532
  Surrenders and other fund withdrawals                             1,250,813      739,663      454,417
  Commissions                                                         467,338      435,994      470,334
  Increase (Decrease) in aggregate reserves for future
   benefits                                                            12,481      (10,711)      33,213
  (Decrease) Increase in liability for premium and other
   deposit funds                                                      (47,852)     218,642      640,840
  General insurance expenses                                          192,196      190,979       77,237
  Net transfers to separate accounts                                4,160,501    4,956,007    4,914,980
  Other expenses                                                       35,385       22,091       15,671
-------------------------------------------------------------------------------------------------------
                                 TOTAL BENEFITS AND EXPENSES        6,124,504    6,602,169    6,680,185
-------------------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS
  Before federal income tax (benefit) expense                          50,624      136,428       57,620
  Federal income tax (benefit) expense                                (10,231)      35,887      (14,878)
-------------------------------------------------------------------------------------------------------
NET GAIN FROM OPERATIONS                                               60,855      100,541       72,498
  Net realized capital (losses) gains, after tax                      (36,428)       2,085        1,544
-------------------------------------------------------------------------------------------------------
                                                  NET INCOME       $   24,427   $  102,626   $   74,042
-------------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of these statutory basis financial statements.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                  STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
                               (STATUTORY BASIS)
                                     ($000)
            --------------------------------------------------------

                                                                        FOR THE YEARS ENDED
                                                                            DECEMBER 31,
-------------------------------------------------------------------------------------------------
                                                                     1999       1998       1997
-------------------------------------------------------------------------------------------------
COMMON STOCK
  Beginning and end of year                                        $  2,500   $  2,500   $  2,500
-------------------------------------------------------------------------------------------------
GROSS PAID-IN AND CONTRIBUTED SURPLUS
  Beginning and end of year                                         226,043    226,043    226,043
-------------------------------------------------------------------------------------------------
UNASSIGNED FUNDS
  Balance, beginning of year                                        247,969    143,257     74,570
  Net income                                                         24,427    102,626     74,042
  Change in net unrealized capital gains on common stocks
   and other invested assets                                          2,258      1,688      2,186
  Change in asset valuation reserve                                  16,847     (8,112)    (6,228)
  Change in non-admitted assets                                       6,557     (1,277)    (1,313)
  Credit on reinsurance ceded                                        (3,725)     9,787         --
-------------------------------------------------------------------------------------------------
  Balance, end of year                                              294,333    247,969    143,257
-------------------------------------------------------------------------------------------------
CAPITAL AND SURPLUS,
  End of year                                                      $522,876   $476,512   $371,800
-------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of these statutory basis financial statements.

                  HARTFORD LIFE AND ANNUITY INSURANCE COMPANY
                            STATEMENTS OF CASH FLOWS
                               (STATUTORY BASIS)
                                     ($000)
            --------------------------------------------------------

                                                                     FOR THE YEARS ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------
                                                                      1999         1998         1997
-------------------------------------------------------------------------------------------------------
OPERATING ACTIVITIES
  Premiums and annuity considerations                              $3,613,217   $2,520,655   $2,277,874
  Net investment income                                               122,998      127,425      101,991
  Fee income                                                          647,565      448,260      290,675
  Other income                                                      1,799,323    3,644,704    4,091,043
-------------------------------------------------------------------------------------------------------
    Total income                                                    6,183,103    6,741,044    6,761,583
-------------------------------------------------------------------------------------------------------
  Benefits paid                                                     1,303,801      790,051      529,733
  Federal income tax (recoveries) payments                             (8,815)      25,780      (14,499)
  Net transfers to separate accounts                                4,364,914    5,222,144    5,199,354
  Other expenses                                                      669,525      626,240      547,692
-------------------------------------------------------------------------------------------------------
    Total benefits and expenses                                     6,329,425    6,664,215    6,262,280
-------------------------------------------------------------------------------------------------------
        NET CASH (USED FOR) PROVIDED BY OPERATING ACTIVITIES         (146,322)      76,829      499,303
-------------------------------------------------------------------------------------------------------
INVESTING ACTIVITIES
  PROCEEDS FROM INVESTMENTS SOLD
  Bonds                                                               753,358      633,926      614,413
  Common stocks                                                           939       34,010       11,481
  Mortgage loans                                                       53,704       85,275           --
  Other                                                                 1,490       19,990          152
-------------------------------------------------------------------------------------------------------
                                     NET INVESTMENT PROCEEDS          809,491      773,201      626,046
-------------------------------------------------------------------------------------------------------
  COST OF INVESTMENTS ACQUIRED
  Bonds                                                               804,947      586,913      848,267
  Common stocks                                                           464        7,012       28,302
  Mortgage loans                                                       57,665       59,702       85,103
  Other                                                                14,211       11,847       26,227
-------------------------------------------------------------------------------------------------------
                                  TOTAL INVESTMENTS ACQUIRED          877,287      665,474      987,899
-------------------------------------------------------------------------------------------------------
        NET CASH (USED FOR) PROVIDED BY INVESTING ACTIVITIES       $  (67,796)  $  107,727   $ (361,853)
-------------------------------------------------------------------------------------------------------
FINANCING AND MISCELLANEOUS ACTIVITIES
  Net other cash provided (used)                                       11,742      (24,033)      (4,848)
-------------------------------------------------------------------------------------------------------
                   NET CASH PROVIDED BY (USED FOR) FINANCING
                                AND MISCELLANEOUS ACTIVITIES           11,742      (24,033)      (4,848)
-------------------------------------------------------------------------------------------------------
Net (decrease) increase in cash and short-term investments           (202,376)     160,523      132,602
Cash and short-term investments, beginning of year                    469,955      309,432      176,830
-------------------------------------------------------------------------------------------------------
                CASH AND SHORT-TERM INVESTMENTS, END OF YEAR       $  267,579   $  469,955   $  309,432
-------------------------------------------------------------------------------------------------------

 The accompanying notes are an integral part of these statutory basis financial statements.

NOTES TO FINANCIAL STATEMENTS
(STATUTORY BASIS)
DECEMBER 31, 1999
(AMOUNTS IN THOUSANDS UNLESS OTHERWISE STATED)

--------------------------------------------------------------------------------

1. ORGANIZATION AND DESCRIPTION OF BUSINESS:

Hartford Life and Annuity Insurance Company (the "Company") is a wholly owned subsidiary of Hartford Life Insurance Company ("HLIC"), which is an indirect subsidiary of Hartford Life, Inc. ("HLI"). HLI is indirectly majority owned by The Hartford Financial Services Group, Inc. ("The Hartford"). On February 10, 1997, HLI filed a registration statement, as amended, with the Securities and Exchange Commission relating to the initial public offering of HLI Class A Common Stock (the "Offering"). Pursuant to the Offering on May 22, 1997, HLI sold to the public 26 million shares, representing approximately 18.6% of the equity ownership of HLI.

In 1998, the Company changed its name to Hartford Life and Annuity Insurance Company from ITT Hartford Life and Annuity Insurance Company.

The Company offers a complete line of fixed and variable annuities, as well as variable, universal and traditional individual life insurance.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

BASIS OF PRESENTATION

The accompanying statutory basis financial statements of the Company were prepared in conformity with statutory accounting practices prescribed or permitted by the National Association of Insurance Commissioners ("NAIC") and the State of Connecticut Department of Insurance. Certain reclassifications have been made to prior year financial information to conform to the current year presentation.

Current prescribed statutory accounting practices include accounting publications of the NAIC, as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass accounting practices approved by state insurance departments. The Company does not follow any permitted statutory accounting practices that have a material effect on statutory surplus, statutory net income or risk-based capital.

The preparation of financial statements in conformity with statutory accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported periods. Actual results could differ from those estimates. The most significant estimates include those used in determining the liability for aggregate reserves for future benefits and the liability for premium and other deposit funds. Although some variability is inherent in these estimates, management believes the amounts provided are adequate.

STATUTORY ACCOUNTING PRACTICES VERSUS GAAP

Statutory accounting practices and generally accepted accounting principles ("GAAP") differ in certain significant respects. These differences principally involve:

(1) treatment of policy acquisition costs (commissions, underwriting and selling expenses, etc.) which are charged to expense when incurred for statutory purposes rather than on a pro-rata basis over the expected life and gross profit stream of the policy for GAAP purposes;

(2) recognition of premium revenues, which for statutory purposes are generally recorded as collected or when due during the premium paying period of the contract and which for GAAP purposes, for universal life policies and investment products, generally only consist of charges assessed to policy account balances for cost of insurance, policy administration and surrenders. When policy charges received relate to coverage or services to be provided in the future, the charges are recognized as revenue on a pro-rata basis over the expected life and gross profit stream of the policy. Also, for GAAP purposes, premiums for traditional life insurance policies are recognized as revenues when they are due from policyholders;

(3) development of liabilities for future policy benefits, which for statutory purposes predominantly use interest rate and mortality assumptions prescribed by the NAIC which may vary considerably from interest and mortality assumptions used under GAAP;

(4) providing for income taxes based on current taxable income only for statutory purposes, rather than establishing additional assets or liabilities for deferred Federal income taxes to recognize the tax effect related to reporting revenues and expenses in different periods for financial reporting and tax return purposes or required under GAAP;

(5) excluding certain assets designated as non-admitted assets (e.g., negative Interest Maintenance Reserve, and past due agents' balances) from the balance sheet for statutory purposes by directly charging surplus;

(6) the calculation of post retirement benefits obligation which, for statutory accounting, excludes non-vested employees whereas GAAP liabilities include a provision for such employees; statutory and GAAP accounting permit either immediate recognition of the liability or straight-line amortization of the liability over a period not to exceed 20 years. For GAAP, The Hartford's obligation was immediately recognized, whereas for statutory accounting, the obligation is being recognized ratably over a 20 year period;

(7) establishing a formula reserve for realized and unrealized losses due to default and equity risk associated with certain invested assets (Asset Valuation Reserve) for statutory purposes; as well as the deferral and amortization of realized gains and losses, caused by changes in interest rates during the period the asset is held, into income over the remaining life to maturity of the asset sold (Interest Maintenance Reserve) for statutory purposes; whereas on a GAAP basis, no such formula reserve is required and realized gains and losses are recognized in the period the asset is sold;

(8) the reporting of reserves and benefits net of reinsurance ceded for statutory purposes; whereas on a GAAP basis, reserves are reported gross of reinsurance with reserve credits presented as recoverable assets;

(9) the reporting of fixed maturities at amortized cost for statutory purposes, whereas GAAP requires that fixed maturities be classified as "held-to-maturity," "available-for-sale" or "trading," based on the Company's intentions with respect to the ultimate disposition of the security and its ability to affect those intentions. The Company's bonds were classified on a GAAP basis as available-for-sale and accordingly, those investments and common stocks were reflected at fair value with the corresponding impact included as a separate component of Stockholder's Equity; as well as the change in the basis of the Company's other invested assets, which consist primarily of limited partnership investments, which is recognized as income under GAAP and as a change in surplus under statutory accounting; and

(10) statutory accounting calculates separate account liabilities using prescribed actuarial methodologies, which approximate the market value of separate account assets less applicable surrender charges. The separate account surplus generated by these reserving methods is recorded as an amount due to or from the separate account on the statutory basis balance sheet, with changes reflected in the statutory basis results of operations. On a GAAP basis, separate account assets and liabilities are held at fair value.

As of and for the years ended December 31, the significant differences between Statutory and GAAP basis net income and capital and surplus for the Company are as follows:

                                         1999          1998          1997
                                     ----------------------------------------
GAAP Net Income                      $    75,654   $    74,525   $    58,050
Deferral and amortization of policy
 acquisition costs, net                 (272,171)     (331,882)     (345,657)
Change in unearned revenue reserve       (64,915)       23,118         4,058
Deferred taxes                            57,833         2,476        47,092
Separate account expense allowance       214,388       259,287       282,818
Asset impairments and write-downs        (17,250)       17,250            --
Benefit reserve adjustment                11,491         5,360        24,666
Gain on commutation of reinsurance
 (Note 4)                                     --        52,026            --
Prepaid reinsurance premium               (3,524)           --            --
Statutory voluntary reserve               (6,286)           --            --
Other, net                                29,207           466         3,015
                                     ----------------------------------------
               STATUTORY NET INCOME  $    24,427   $   102,626   $    74,042
                                     ----------------------------------------
GAAP Stockholder's Equity            $   676,428   $   648,097   $   570,469
Deferred policy acquisition costs     (1,887,824)   (1,615,653)   (1,283,771)
Unearned revenue reserve                  95,965       160,951       134,789
Deferred taxes                           122,105        68,936        64,522
Separate account expense allowance     1,398,030     1,183,642       924,355
Asset impairments and write-downs             --        17,250            --
Unrealized losses (gains) on
 investments                              26,292       (24,955)      (21,451)
Benefit reserve adjustment                81,111        69,233        16,378
Asset valuation reserve                   (4,935)      (21,782)      (13,670)
Adjustment relating to Lyndon
 contribution (Note 4)                        --            --       (23,671)
Prepaid reinsurance premium               (7,728)       (4,204)           --
Statutory voluntary reserve               (6,286)           --            --
Other, net                                29,718        (5,003)        3,850
                                     ----------------------------------------
      STATUTORY CAPITAL AND SURPLUS  $   522,876   $   476,512   $   371,800
                                     ----------------------------------------

AGGREGATE RESERVES FOR FUTURE BENEFITS AND LIABILITY FOR PREMIUM AND OTHER DEPOSIT FUNDS

Aggregate reserves for payment of future life, health and annuity benefits were computed in accordance with applicable actuarial standards. Reserves for life insurance policies are generally based on the 1958 and 1980 Commissioner's Standard Ordinary Mortality Tables and various valuation rates ranging from 2.5% to 6%. Accumulation and on-benefit annuity reserves are based principally on individual annuity tables at various rates ranging from

2.5% to 8.75% and using the Commissioners Annuity Reserve Valuation Method ("CARVM").

The Company has established separate accounts to segregate the assets and liabilities of certain life insurance and annuity contracts that must be segregated from the Company's general assets under the terms of its contracts. The assets consist primarily of marketable securities and are reported at market value. Premiums, benefits and expenses of these contracts are reported in the statutory basis statements of operations.

An analysis of Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics as of December 31, 1999 (including general and separate account liabilities) is as follows:

                                                                             % of
                                                                 Amount     Total
                                                              --------------------
Subject to discretionary withdrawal:
                                                              --------------------
With market value adjustment                                  $     4,564      0.0%
At book value less current surrender charge of 5% or more       1,427,302      3.2%
At market value                                                42,431,996     95.4%
                                                              --------------------
Total with adjustment or at market value                       43,863,862     98.6%

At book value without adjustment (minimal or no charge or
 adjustment):                                                     573,583      1.3%

Not subject to discretionary withdrawal:                           34,816      0.1%
                                                              --------------------
Total, gross                                                   44,472,261    100.0%
Reinsurance ceded                                                      --
                                                              ------------
Total, net                                                    $44,472,261
                                                              ------------

INVESTMENTS

Investments in bonds are carried at amortized cost. Bonds that are deemed ineligible to be held at amortized cost by the NAIC Securities Valuation Office ("SVO") are carried at the appropriate SVO published value. When a reduction in the value of a security is deemed to be unrecoverable, the decline in value is reported as a realized loss and the carrying value is adjusted accordingly. Short-term investments consist of money market funds and are stated at cost, which approximates fair value. Common stocks are carried at fair value with the current year change in the difference from cost reflected in surplus. Mortgage loans, which are carried at cost and approximate fair value, include investments in assets backed by mortgage loan pools. Other invested assets are generally recorded at fair value.

The Asset Valuation Reserve ("AVR") is designed to provide a standardized reserving process for realized and unrealized losses due to default and equity risks associated with invested assets. The AVR balances were $4,935 and $21,782 as of December 31, 1999 and 1998, respectively. Additionally, the Interest Maintenance Reserve ("IMR") captures net realized capital gains and losses, net of applicable income taxes, resulting from changes in interest rates and amortizes these gains or losses into income over the life of the bond or mortgage sold. The IMR balance as of December 31, 1999 is an asset balance of $981 and is reflected as a component of non-admitted assets in Unassigned Funds in accordance with statutory accounting practices. The IMR balance as of December 31, 1998 is a liability balance of $452 and is reflected as an other liability. The net capital (losses) gains transferred to the IMR in 1999, 1998 and 1997 were $(1,255), $852 and $(719), respectively. The amount of income (expense) amortized from the IMR in 1999, 1998 and 1997 included in the Company's Statements of Operations, was $178, $(207), and $(85), respectively. Realized capital gains and losses, net of taxes, not included in the IMR are reported in the statutory basis statements of operations. Realized investment gains and losses are determined on a specific identification basis.

CODIFICATION

The NAIC adopted the Codification of Statutory Accounting Principles in March 1998. The proposed effective date for this statutory accounting guidance is January 1, 2001. It is expected that Connecticut, the Company's domiciliary state, will adopt these accounting standards and, therefore, the Company will make the necessary accounting and reporting changes required for implementation. The Company has not yet determined the impact that these new accounting standards will have on its statutory basis financial statements.

3. INVESTMENTS:

  (a) COMPONENTS OF NET INVESTMENT INCOME

                                                                1999       1998      1997
                                                              -----------------------------
Interest income from bonds and short-term investments         $113,646   $123,370   $100,475
Interest income from policy loans                                3,494      3,133     1,958
Interest and dividends from other investments                    6,371      4,482     1,005
                                                              -----------------------------
Gross investment income                                        123,511    130,985   103,438
Less: investment expenses                                        1,189      1,003     1,153
                                                              -----------------------------
                                       NET INVESTMENT INCOME  $122,322   $129,982   $102,285
                                                              -----------------------------

  (b) COMPONENTS OF NET UNREALIZED CAPITAL (LOSSES) GAINS ON BONDS AND SHORT-TERM INVESTMENTS

                                                                1999       1998      1997
                                                              -----------------------------
Gross unrealized capital gains                                $    561   $ 10,905   $23,357
Gross unrealized capital losses                                 (6,441)      (833)   (1,906)
                                                              -----------------------------
Net unrealized capital (losses) gains                           (5,880)    10,072    21,451
Balance, beginning of year                                      10,072     21,451     7,979
                                                              -----------------------------
CHANGE IN NET UNREALIZED CAPITAL (LOSSES) GAINS ON BONDS AND
                                      SHORT-TERM INVESTMENTS  $(15,952)  $(11,379)  $13,472
                                                              -----------------------------

  (c) COMPONENTS OF NET UNREALIZED CAPITAL GAINS (LOSSES) ON COMMON STOCKS

                                                               1999     1998      1997
                                                              --------------------------
Gross unrealized capital gains                                $2,508   $ 2,204   $   537
Gross unrealized capital losses                                  (24)   (1,871)   (1,820)
                                                              --------------------------
Net unrealized capital gains (losses)                          2,484       333    (1,283)
Balance, beginning of year                                       333    (1,283)   (3,447)
                                                              --------------------------
     CHANGE IN NET UNREALIZED CAPITAL GAINS ON COMMON STOCKS  $2,151   $ 1,616   $ 2,164
                                                              --------------------------

  (d) COMPONENTS OF NET REALIZED CAPITAL (LOSSES) GAINS

                                                                1999      1998     1997
                                                              --------------------------
Bonds and short-term investments                              $(37,959)  $1,314   $ (120)
Common stocks                                                      104    1,624      421
Other invested assets                                              172       (1)    (307)
                                                              --------------------------
Realized capital (losses) gains                                (37,683)   2,937       (6)
Capital gains benefit                                               --       --     (831)
                                                              --------------------------
Net realized capital (losses) gains                            (37,683)   2,937      825
Less: amounts transferred to the IMR                            (1,255)     852     (719)
                                                              --------------------------
                         NET REALIZED CAPITAL (LOSSES) GAINS  $(36,428)  $2,085   $1,544
                                                              --------------------------

Sales and maturities of investments in bonds and short-term investments for the years ended December 31, 1999, 1998 and 1997 resulted in proceeds of $1,367,027, $1,354,563 and $1,435,820, gross realized capital gains of $1,106, $1,705, and
$964 and gross realized capital losses of $39,065, $391, and $1,084, respectively, before transfers to the IMR. Sale of common stocks for the years ended December 31, 1999, 1998 and 1997 resulted in proceeds of $939, $33,088, and $10,168, gross realized capital gains of $115, $1,688, and $421 and gross realized capital losses of $11, $64, and $0, respectively.

  (e) DERIVATIVE INVESTMENTS

The Company had no significant derivative holdings as of December 31, 1999, 1998 or 1997.

  (f) CONCENTRATION OF CREDIT RISK

Excluding U.S. government and government agency investments, the Company is not exposed to any significant concentrations of credit risk in fixed maturities of a single issuer greater than 10% of capital and surplus as of December 31, 1999.

  (g) BONDS, SHORT-TERM INVESTMENTS AND COMMON STOCKS

                                                                                        1999
                                                                   ----------------------------------------------
                                                                                 Gross       Gross
                                                                   Amortized   Unrealized  Unrealized  Estimated
                                                                      Cost       Gains       Losses    Fair Value
                                                                   ----------------------------------------------
U.S. government and government agencies and authorities:
  -- Guaranteed and sponsored                                      $    4,768     $  1      $   (37)   $    4,732
  -- Guaranteed and sponsored -- asset backed                         170,746       --           --       170,746
  States, municipalities and political subdivisions                    10,401       --          (48)       10,353
  International governments                                             7,351       94          (15)        7,430
  Public utilities                                                     18,413       92          (73)       18,432
  All other corporate -- excluding asset-backed                       592,233      374       (6,194)      586,413
  All other corporate -- asset-backed                                 539,688       --           --       539,688
  Short-term investments                                              228,105       --           --       228,105
  Certificates of deposit                                               5,158       --          (74)        5,084
  Parents, subsidiaries and affiliates                                117,057       --           --       117,057
                                                                   ----------------------------------------------
                           TOTAL BONDS AND SHORT-TERM INVESTMENTS  $1,693,920     $561      $(6,441)   $1,688,040
                                                                   ----------------------------------------------

                                                                               Gross       Gross
                                                                             Unrealized  Unrealized  Estimated
                                                                     Cost      Gains       Losses    Fair Value
                                                                   --------------------------------------------
    Common stock -- unaffiliated                                   $ 4,562     $1,105     $   (24)    $ 5,643
    Common stock -- affiliated                                      35,384      1,403          --      36,787
                                                                   --------------------------------------------
                                              TOTAL COMMON STOCKS  $39,946     $2,508     $   (24)    $42,430
                                                                   --------------------------------------------

                                                                                        1999
                                                                   ----------------------------------------------
                                                                                 Gross       Gross
                                                                   Amortized   Unrealized  Unrealized  Estimated
                                                                      Cost       Gains       Losses    Fair Value
                                                                   ----------------------------------------------
U.S. government and government agencies and authorities:
  -- Guaranteed and sponsored                                      $    4,982   $    35      $  (2)    $    5,015
  -- Guaranteed and sponsored -- asset-backed                          75,615        --         --         75,615
States, municipalities and political subdivisions                      10,402       415         --         10,817
International governments                                               7,466       568         --          8,034
Public utilities                                                       94,475     1,330        (39)        95,766
All other corporate -- excluding asset-backed                         607,679     8,473       (792)       615,360
All other corporate -- asset-backed                                   505,900        --         --        505,900
Short-term investments                                                343,783        --         --        343,783
Certificates of deposit                                               130,216        84         --        130,300
Parents, subsidiaries and affiliates                                  117,057        --         --        117,057
                                                                   ----------------------------------------------
                           TOTAL BONDS AND SHORT-TERM INVESTMENTS  $1,897,575   $10,905      $(833)    $1,907,647
                                                                   ----------------------------------------------

                                                                               Gross       Gross
                                                                             Unrealized  Unrealized  Estimated
                                                                     Cost      Gains       Losses    Fair Value
                                                                   --------------------------------------------
    Common stock -- unaffiliated                                   $ 4,933     $  290     $   (50)    $ 5,173
    Common stock -- affiliated                                      35,384      1,914      (1,821)     35,477
                                                                   --------------------------------------------
                                              TOTAL COMMON STOCKS  $40,317     $2,204     $(1,871)    $40,650
                                                                   --------------------------------------------

The amortized cost and estimated fair value of bonds and short-term investments as of December 31, 1999 by estimated maturity year are shown below. Asset-backed securities, including mortgage-backed securities and collaterialized mortgage obligations, are distributed to maturity year based on the Company's estimates of the rate of future prepayments of principal over the remaining lives of the securities. Expected maturities differ from contractual maturities due to call or prepayment provisions.

                                      Amortized     Estimated
             Maturity                    Cost       Fair Value
                                     --------------------------
One year or less                      $  545,290    $  543,397
Over one year through five years         692,881       690,476
Over five years through ten years        370,835       369,548
Over ten years                            84,914        84,619
                                     --------------------------
                              TOTAL   $1,693,920    $1,688,040
                                     --------------------------

Bonds with a carrying value of $10,457 were on deposit as of December 31, 1999 with various regulatory authorities as required.

  (h) FAIR VALUE OF FINANCIAL INSTRUMENTS-BALANCE SHEET ITEMS (IN MILLIONS):

                                                           1999 1998
                                     ------------------------------------------------------
                                       Carrying     Estimated      Carrying     Estimated
                                        Amount      Fair Value      Amount      Fair Value
                                     ------------------------------------------------------
ASSETS
  Bonds and short-term investments      $1,694        $1,688        $1,898        $1,908
  Common stocks                             42            42            41            41
  Policy loans                              59            59            47            47
  Mortgage loans                            64            64            60            60
  Other invested assets                      3             3             2             2
LIABILITIES
  Deposit funds and other benefits      $2,051        $2,017        $2,078        $2,053

The following methods and assumptions were used to estimate the fair value of each class of financial instruments: fair value of bonds, short-term investments, common stock, and other invested assets approximate those quotations published by the NAIC; policy loans and mortgage loans carrying amounts approximates fair value; and fair value of liabilities on deposit funds and other benefits is determined by forecasting future cash flows and discounting the forecasted cash flows at current market rates.

4. REINSURANCE:

The Company cedes insurance to other insurers in order to limit its maximum losses. Such transfer does not relieve the Company of its primary liability to the policyholder. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company reduces this risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations of credit risk.

The Company cedes significant portions of its variable annuity business written since 1994 to RGA Reinsurance Company ("RGA"). Certain core annuity products were excluded from this reinsurance arrangement beginning in the second quarter of 1999 and, as such, the amounts ceded to RGA have declined significantly.

In 1995, The Hartford was "spun-off" from ITT Industries, Inc. and became its own, autonomous entity. In conjunction with this spin-off, the assets and liabilities of Lyndon Insurance Company (Lyndon) were merged into the Company. The statutory net assets contributed to the Company as a result of this transaction were approximately $112 million and were reflected as an increase in Gross Paid-In and Contributed Surplus at December 31, 1995. This amount was approximately $41 million lower than the value of net assets contributed on a GAAP basis.

The majority of the business written in Lyndon was assumed from an unaffiliated insurer. In 1998, this unaffiliated insurer recaptured the inforce blocks of business it had been ceding to the Company through Lyndon. In conjunction with this commutation transaction, the Company transferred statutory basis reserves of $26,404. Additionally, the Company received fair value consideration for the bonds it transferred which exceeded the statutory statement value of these assets by $25,622. As a result of this activity, the Company recognized a pre-tax gain from this transaction of $52,026 in its 1998 Statements of Operations.

There were no material reinsurance recoverables from reinsurers outstanding as of and for the years ended, December 31, 1999 and 1998.

The effect of reinsurance as of and for the years ended December 31, is summarized as follows:

1999                                    Direct       Assumed        Ceded          Net
                                     ------------------------------------------------------
Aggregate Reserves for Future
 Benefits                             $  784,502     $    53     $  (192,934)   $  591,621
Policy and Contract Claim
 Liabilities                          $    7,827     $   203     $      (353)   $    7,677

Premium and Annuity Considerations    $  674,219     $ 1,261     $   (53,691)   $  621,789
Annuity and Other Fund Deposits       $6,195,917     $    --     $(3,204,554)   $2,991,363
Death, Annuity, Disability and
 Other Benefits                       $   65,251     $ 1,104     $   (12,713)   $   53,642
Surrenders                            $2,541,449     $    --     $(1,290,636)   $1,250,813

1998                                    Direct       Assumed        Ceded          Net
                                     ------------------------------------------------------
Aggregate Reserves for Future
 Benefits                             $  713,375     $    50     $  (134,285)   $  579,140
Policy and Contract Claim
 Liabilities                          $    5,895     $    85     $      (313)   $    5,667

Premium and Annuity Considerations    $  483,328     $24,954     $   (38,939)   $  469,343
Annuity and Other Fund Deposits       $6,461,470     $    --     $(4,410,219)   $2,051,251
Death, Annuity, Disability and
 Other Benefits                       $   64,331     $ 1,574     $   (16,401)   $   49,504
Surrenders                            $1,481,797     $    --     $  (742,134)   $  739,663

1997                                    Direct       Assumed        Ceded          Net
                                     ------------------------------------------------------
Premium and Annuity Considerations    $  266,427     $51,630     $   (21,412)   $  296,645
Annuity and Other Fund Deposits       $6,515,347     $    --     $(4,534,101)   $1,981,246
Death, Annuity, Disability and
 Other Benefits                       $   79,779     $   839     $    (7,126)   $   73,492
Surrenders                            $  882,094     $    --     $  (427,677)   $  454,417

5. RELATED PARTY TRANSACTIONS:

Transactions between the Company and its affiliates, relate principally to tax settlements, reinsurance, insurance coverages, rental and service fees, capital contributions and payments of dividends. In addition, certain affiliated insurance companies purchased group annuity contracts from the Company to fund pension costs and claim annuities to settle casualty claims. Substantially all general insurance expenses related to the Company, including rent and benefit plan expenses, are initially paid by The Hartford. Direct expenses are allocated using specific identification and indirect expenses are allocated using other applicable methods. Indirect expenses include those for corporate areas which, depending on type, are allocated based on either a percentage of direct expenses or on utilization.

The Company has also invested in bonds of its affiliates, Hartford Financial Services Corporation and HL Investment Advisors, Inc., and common stock of its subsidiary, Hartford Life, LTD.

For additional information, see Notes 4, 6, and 8.

6. FEDERAL INCOME TAXES:

The Company and The Hartford have entered into a tax sharing agreement under which each member in the consolidated U.S. Federal income tax return will make payments between them such that, with respect to any period, the amount of taxes to be paid by the Company, subject to certain adjustments, generally will be determined as though the Company were filing separate Federal, state and local income tax returns.

As long as The Hartford continues to own at least 80% of the combined voting power and 80% of the value of the outstanding capital stock of HLI, the Company will be included for Federal income tax purposes in the affiliated group of which The Hartford is the common parent. The Hartford and its non-life subsidiaries filed a single consolidated Federal income tax return for 1998 and 1997 and intend to file a separate consolidated Federal income tax return for 1999. The life insurance companies filed a separate consolidated Federal income tax return for 1998 and 1997 and intend to file a separate consolidated Federal income tax return for 1999. Federal income taxes (received) paid by the Company for operations and capital gains (losses) were $(8,815), $25,780, and $(14,499) in 1999, 1998 and 1997, respectively. The effective tax rate was (73)%, 27%, and
(28)% in 1999, 1998 and 1997, respectively.

The following schedule provides a reconciliation of the tax provision (including realized capital gains(losses)) at the U.S. Federal Statutory rate to Federal income tax (benefit) expense (in millions):

                                                              1999   1998   1997
                                                              ------------------
Tax provision at U.S. Federal Statutory rate                  $ 5    $48    $ 20
Tax deferred acquisition costs                                 31     25      25
Statutory to tax reserve differences                           (7)     8       1
Investments                                                   (31)   (60)    (61)
Other                                                          (8)    15      (1)
                                                              ------------------
                        FEDERAL INCOME TAX (BENEFIT) EXPENSE  $(10)  $36    $(16)
                                                              ------------------

7. CAPITAL AND SURPLUS AND SHAREHOLDER DIVIDEND RESTRICTIONS:

The maximum amount of dividends which can be paid to shareholders by Connecticut domiciled insurance companies, without prior approval, is generally restricted to the greater of 10% of surplus as of the preceding December 31st or the net gain from operations for the previous year. Dividends are paid as determined by the Board of Directors and are not cumulative. No dividends were paid in 1999, 1998 or 1997. The amount available for dividend in 2000 is approximately $60,855.

8. PENSION, RETIREMENT, AND OTHER POST-RETIREMENT AND POST-EMPLOYMENT BENEFITS:

All employees that work for The Hartford's life insurance companies are included in The Hartford's non-contributory defined benefit pension plans. These plans provide pension benefits that are based on years of service and the employee's compensation during the last ten years of employment. The Hartford's funding policy is to contribute annually an amount between the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, as amended, and the maximum amount that can be deducted for U.S. Federal income tax purposes. Generally, pension costs are funded through the purchase of group pension contracts sold by affiliates. The costs that were allocated to the Company for pension related expenses were $762, $1,045 and $840 for 1999, 1998 and 1997, respectively.

Employees of The Hartford's life insurance companies are also provided, through The Hartford, certain health care and life insurance benefits for eligible retired employees. The contribution for health care benefits depends on the retiree's date of retirement and years of service. In addition, this benefit plan has a defined dollar cap, which limits average company contributions. The Hartford has prefunded a portion of the health care and life insurance obligations through trust funds where such prefunding can be accomplished on a tax effective basis. Postretirement health care and life insurance benefits expense allocated to the Company was not material to the results of operations for 1999, 1998 or 1997.

The assumed rate in the per capita cost of health care (the health care trend rate) was 7.1% for 1999, decreasing ratably to 5.0% in the year 2003. Increasing the health care trend rates by one percent per year would have an immaterial impact on the accumulated postretirement benefit obligation and the annual expense. To the extent that the actual experience differs from the inherent assumptions, the effect will be amortized over the average future service of covered employees.

Substantially all of The Hartford's life insurance companies' employees are eligible to participate in The Hartford's Investment and Savings Plan. Under this plan, designated contributions, which may be invested in Class A Common Stock of HLI or certain other investments, are matched to a limit of 3% of compensation.

9. SEPARATE ACCOUNTS:

The Company maintains separate account assets totaling $44.9 billion and $32.9 billion as of December 31, 1999 and 1998, respectively. Separate account assets are segregated from other investments and reported at fair value. Separate account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the market value less applicable surrender charges. The resulting surplus is recorded in the general account statement of operations as a component of Net Transfers to Separate Accounts. The Company's separate accounts are non-guaranteed, wherein the policyholder assumes substantially all the investment risk and rewards. Investment income (including investment gains and losses) and interest credited to policyholders on separate account assets are not separately reflected in the statutory statements of operations.

Separate account management fees, net of minimum guarantees, were $493 million, $363 million, and $252 million in 1999, 1998 and 1997, respectively, and are recorded as a component of fee income on the Company's statutory basis Statements of Operations.

10. COMMITMENTS AND CONTINGENT LIABILITIES:

  (a) LITIGATION

The Company is involved in pending and threatened litigation in the normal course of its business in which claims for alleged economic and punitive damages have been asserted. Some of these cases have been filed as purported class actions and some cases have been filed in certain jurisdictions that permit punitive damage awards disproportionate to the actual damages incurred. Although there can be no assurances, at the present time, the Company does not anticipate that the ultimate liability, arising from such pending or threatened litigation, will have a material adverse effect on the statutory capital and surplus of the Company.

  (b) GUARANTY FUNDS

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Recent regulatory actions against certain large life insurers encountering financial difficulty have prompted various state insurance guaranty associations to begin assessing life insurance companies for the deemed losses. Most of these laws do provide, however, that an assessment may be excused or deferred if it would threaten an insurer's solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes. The Company paid guaranty fund assessments of approximately $523, $1,043 and $1,544 in 1999, 1998, and 1997, respectively, of which $318, $995, and $548 in 1999, 1998 and 1997, respectively were estimated to be creditable against premium taxes.

  (c) TAX MATTERS

The Company's Federal income tax returns are routinely audited by the Internal Revenue Service ("IRS"). The Company's 1997 and 1996 Federal income tax returns are currently under audit by the IRS. As of March 31, 2000, the audit was in its initial stage and no material issues had been raised.